                                                                    Exhibit 10.8

                               AGREEMENT OF LEASE

                                 BY AND BETWEEN

                    CATSKILL DEVELOPMENT, L.L.C., AS LANDLORD

                                       AND

                 MONTICELLO RACEWAY MANAGEMENT, INC., AS TENANT

                         FOR LEASED PREMISES LOCATED AT:

                           THE MONTICELLO RACEWAY SITE
                              MONTICELLO, NEW YORK

                             AS OF OCTOBER 29, 2003

                                TABLE OF CONTENTS

          Section 10.2 No Release of Obligations of Assignor or Sublandlord ..18
          Section 10.3 Further Assignment ....................................18

                                        i

ARTICLE 14 REQUIREMENTS OF PUBLIC AUTHORITIES AND OF INSURANCE

          Section 18.2 No Liability for Injury or Damage
                       Caused by Utility or Service ..........................31

                                       ii

          Section 20.3 Inspections for Prospective Purchasers and Mortgagees .33

                                       iii

ARTICLE 33 NO ORAL AGREEMENTS ................................................5l
ARTICLE 34 QUIET ENJOY0MENT ..................................................51
ARIICIE 35 INVALIDITY OF CERTAIN PROVISIONS ..................................5l

                                       iv

Exhibits
--------

Exhibit 1  Land
Exhibit 2  Permitted Exceptions

                                       v

                                  DEFINED TERMS

AAA ..........................................................................38
All Risk .....................................................................11
Appraiser Meeting.............................................................38
Attornment Agreement..........................................................35
Basic Carrying Costs ..........................................................1
Berkshire Loan ................................................................1
Berkshire Mortgagee ...........................................................1
Capital Improvement ..........................................................25
Commencement Date .............................................................1
Court.........................................................................37
CPI............................................................................2
CPI Adjustment Factor..........................................................2
Date of Taking................................................................46
Default........................................................................2
Default Rate...................................................................2
Deposited Sums ...............................................................15
Equipment .....................................................................2
Event of Default ..............................................................2
Exceptions ...................................................................53
Existing Structure ............................................................2
Expiration Date................................................................1
Fair Market Property Value....................................................38
Fixed Net Rent.................................................................5
Governmental Actions..........................................................57
Governmental Authority.........................................................2
Hazardous Material(s) ........................................................58
Impositions .................................................................2,7
Improvements ..................................................................2
Indemnitees ..................................................................31
Initial Appraisers ...........................................................38
Initial Construction...........................................................2
Intermediary .................................................................54

Interpretation ................................................................4
Land ..........................................................................3
Landlord.....................................................................1,3
Landlord Adjusted Losses......................................................13
Lease Year.....................................................................3
Leasehold Mortgage.............................................................3
Leasehold Mortgagee ...........................................................3
Lender ........................................................................3
Mortgage ...................................................................3,35
Non-Consent Purchase Price .................................................3,20
Nullification Notice..........................................................21
Option Closing Date...........................................................52
Permitted Exceptions ..........................................................4
Plans and Specifications ......................................................4
Premises ......................................................................4
Prohibited Activities or Conditions ..........................................56
PROHIBITED TRANSFEREE .........................................................4
Purchased Land ................................................................4
Real Estate Property..........................................................54
Related Parties ..............................................................11
Rental ........................................................................4
Requirements ..................................................................4
Special Causes of Loss........................................................11
Successor Landlord............................................................35
Tax Exempt Entity ............................................................36
Tenant ......................................................................1,4
Tenant Adjusted Losses .......................................................13
Tenant's Exercise Notice .....................................................52
Tenant's Option Price ........................................................52
Tenant's Purchase Option .....................................................52
Third Appraiser...............................................................38
Unavoidable Delays ............................................................4

                                       i

     AGREEMENT  OF  LEASE  made as of the  29th day of  October,  2003,  between
Catskill  Development,  L.L.C., a New York limited liability company,  having an
office  at  Monticello   Raceway,   Route  17B,   Monticello,   New  York  12701
("LANDLORD"),  and Monticello Raceway Management,  Inc., a Delaware corporation, having an office at Monticello Raceway,  Route 17B,  Monticello,  New York 12701
("TENANT").

                                    ARTICLE 1

                           PREMISES AND TERM OF LEASE
                           --------------------------

     Landlord  does  hereby  demise and lease to Tenant,  and Tenant does hereby hire and take from Landlord, the Premises (hereinafter defined),  subject to all existing liens, charges, encumbrances and matters of record set forth in EXHIBIT
2 annexed hereto and made a part hereof and the terms and conditions hereinafter provided.

     TO HAVE AND TO HOLD said Lease unto Tenant,  its permitted  successors  and assigns for a term which is to commence on the date hereof ("COMMENCEMENT DATE")
and  which  shall  end on the last day of the  month in which  the  forty-eighth
(48th)  anniversary of the  Commencement  Date occurs (unless such term shall be extended or sooner terminated as hereinafter provided) ("EXPIRATION DATE").

     It is hereby  mutually  covenanted  and agreed by and  between  the parties hereto  that this  Lease is made  upon the  foregoing  and upon the  agreements, covenants and conditions herein set forth.

                                    ARTICLE 2
                          DEFINITIONS; INTERPRETATION
                          ---------------------------

     Section 2.1 Defined Terms. The terms defined in this Article shall, for all purposes of this Lease and all agreements supplemental hereto, have the meanings herein specified.

          2.1.1  "BASIC  CARRYING  COSTS"  means  any and all  expenses  for the
Premises, such as Impositions and insurance premiums and trade payables incurred in the  ordinary  course of  business.

          2.1.2  "BERKSHIRE  LOAN"  shall have the  meaning  provided in SECTION
3.1.3.

          2.1.3 "BERKSHIRE MORTGAGEE" shall have the meaning provided in SECTION
3.1.3.

          2.1.4 "CPI" means the United  States  Department  of Labor,  Bureau of
Labor  Statistics  "Consumer  Price  Index" for Urban Wage  Earners and Clerical
Workers (CPI-W) published for New York - NY-NJ-CT-PA, with a base of 1982-1984 =
100. If the CPI ceases to

be published, and there is no successor then Landlord shall specify a reasonable substitute  index.  The CPI for any date means the CPI last published before the calendar month that includes such date.

          2.1.5 "CPI  ADJUSTMENT  FACTOR" means,  as of any date, the greater of
(a) 1.00 or (b) the CPI for such date  divided  by the CPI for the  Commencement
Date.

          2.1.6 "DEFAULT" shall mean any condition or event which constitutes or would, after notice or lapse of time, or both, constitute an Event of Default.

          2.1.7 "DEFAULT RATE" shall mean the greater of (a) 15% per annum,  and
(b) 3% over the rate of interest  announced  publicly by  Citibank,  N.A. in New
York,  New York, or its  successor,  from time to time, or if no such  successor exists, a comparable bank selected by Landlord, as the "prime" or "base" rate of
Citibank,  N.A.,  or such  successor or  comparable  bank,  (but in neither case greater than the maximum legally collectible interest rate). Landlord and Tenant acknowledge  that the prime rate of  Citibank,  N.A.  may  fluctuate  during any period of accrual of interest at the Default Rate under this Lease and that,  in such event, interest during such period may accrue at a fluctuating, rather than fixed, rate.

          2.1.8 "EQUIPMENT" shall mean and include, but shall not be limited to, machinery,  engines, dynamos, boilers,  elevators,  radiators,  air-conditioning compressors,  ducts, pipes, conduits and fittings at any time hereafter erected, constructed,  affixed or attached to or placed in or placed upon the Land or the
Improvements,  and any and all alterations,  renewals and replacements  thereof, additions thereto and substitutes therefor.

          2.1.9  "EVENT OF DEFAULT"  shall have the meaning  provided in SECTION
26.1.

          2.1.10  "EXISTING  STRUCTURE"  means the  building,  Equipment and all other improvements and structures currently on the Land.

          2.1.11 "GOVERNMENTAL  AUTHORITY" shall mean laws and ordinances of any or all of the federal,  state,  city, county and borough  governments and rules, regulations,  orders and  directives of any and all  departments,  subdivisions, bureaus,  agencies or offices thereof, and of any other governmental,  public or
quasi-public   authorities  having  jurisdiction  over  the  Premises,  and  the direction  of any public  officer  pursuant to law,  whether now or hereafter in force.

          2.1.12  "IMPOSITIONS"  shall have the meaning provided in SECTION 4.1.

          2.1.13  "IMPROVEMENTS" shall mean any and all buildings,  improvements and structures  now existing or hereafter  erected on the Land, and includes the
Equipment.

          2.1.14  "INITIAL  CONSTRUCTION"  shall have the  meaning  provided  in
Article 39.

          2.1.15 "LAND" shall mean the parcel of land described in EXHIBIT 1.

            2.1.16 "LANDLORD" shall mean only the owner or owners at the time in question  of the Land,  so that in the event of any sale or sales or transfer or transfers of the Land, the seller or transferor  shall be and hereby is entirely freed and relieved of all  agreements,  covenants  and  obligations  of Landlord hereunder and it shall be deemed and construed without further agreement between the  parties or their  successors-in-interest  or between  the  parties  and the purchaser  or  transferee  on any such sale or transfer  that such  purchaser or transferee has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord  hereunder  accruing from and after the date of sale or transfer.

          2.1.17  "LEASEHOLD  MORTGAGE" shall mean a mortgage made by Tenant to, and at all times held by, a Lender constituting a lien on the leasehold interest of Tenant hereunder and not encumbering any other interests or premises.

          2.1.18  "LEASEHOLD  MORTGAGEE"  shall mean the holder of the Leasehold
Mortgage, which holder shall be at all times a Lender.

            2.1.19  "LEASE  YEAR" shall mean (x) for the first  Lease Year,  the twelve (12) month period, plus any partial month, commencing on the Commencement
Date and ending on last day of the  calendar  month  following  the first  (1st)
anniversary  of the  Commencement  Date and (y) for each Lease Year  thereafter, each twelve (12) month period thereafter.

          2.1.20  "LENDER"  shall mean (i) a savings  bank,  a savings  and loan association,  a bank  (foreign  or  national)  or trust  company,  an  insurance company,  a REMIC, a commercial  credit  corporation,  an investment  bank or an educational  institution,  (ii) a federal, state, municipal,  teachers, or other public employees' welfare,  pension or retirement trust, fund or system, (iii) a religious,  educational or eleemosynary  institution,  (iv) a commercial bank or trust  company  acting as  trustee or  fiduciary  of  various  pension  funds or tax-exempt  funds, or as trustee in connection with the issuance of any bonds or any other debt financing, or a corporation or other entity which is owned wholly by any other Lender or a subtrustee of any such commercial bank or trust company acting as such  trustee,  or any  combination  of the  foregoing,  (v) any other employees, welfare, pension or retirement trust, fund or system having assets of at least $350,000,000,  (vi) any real estate investment or mortgage trust having assets of at least  $500,000,000,  (vii) any corporation,  organization or other entity not referred to in the foregoing  provisions of this sentence,  and which is subject to supervision and regulation by the insurance or banking  department of any of the United  States,  the Board of  Governors  of the  Federal  Reserve
System,  the  Comptroller  of  the  Currency,   the  Federal  Deposit  Insurance
Corporation  or the Federal  Savings and Loan  Insurance  Corporation  or by any
successor hereafter exercising similar functions, having a net worth of at least
$500,000,000, or (viii) a Governmental Authority.

          2.1.21  "MORTGAGE"  shall have the  meaning  set forth in ARTICLE  22.

          2.1.22  "NON-CONSENT  PURCHASE PRICE" shall have the meaning set forth in SECTION 10.9.

          2.1.23 "PERMITTED EXCEPTIONS" shall mean those exceptions described in
EXHIBIT 2.

          2.1.24 "PLANS AND SPECIFICATIONS"  shall have the meaning provided for in SECTION 39.03 hereof.

          2.1.25  "PROHIBITED  TRANSFEREE" shall mean a person,  entity or other affiliate or subsidiary  thereof that is (i) in competition with Landlord,  (ii)
in the gaming  industry,  (iii)  currently in litigation with Landlord or any of its  constituent  members,  (iv) in default under any agreement it may have with
Landlord  or any of its  constituent  members,  or (v)  listed on the  specially designated  Nationals and Blocked Persons List maintained in accordance with the so-called "Patriot Act."

          2.1.26 "PREMISES" shall mean the Land and the  Improvements,  together with all of Landlord's  right,  title and interest in all easements,  rights and other matters appurtenant to the Land or the Improvements and in and to any land lying in the bed of any roads  adjacent  to the Land.

          2.1.27 "PURCHASED LAND" shall mean the Land.

          2.1.28 "RENTAL" shall have the meaning provided in SECTION 3.01.

          2.1.29  "REQUIREMENTS" shall mean any and all present and future laws, rules,  orders,  ordinances,  regulations,  statutes  and  requirements  of  any
Governmental Authority.

          2.1.30  "TENANT" shall mean the Tenant herein named or any assignee or other  successor-in-interest  (immediate  or remote) of the Tenant herein named, which at the time in  question  is the owner of  Tenant's  estate  and  interest granted by this Lease; but the foregoing provisions of this subsection shall not be  construed  to relieve  Tenant  herein  named  and/or any  assignee  or other successor-in-interest  (whether immediate or remote) of Tenant herein named from the full and  prompt  payment,  performance  and  observance  of the  covenants, obligations  and  conditions to be paid,  performed and observed by Tenant under this Lease.

          2.1.31 "UNAVOIDABLE  DELAYS" shall mean delays due to fire,  casualty, any  strike,  lock-out  or  other  labor  trouble,  governmental  preemption  of priorities  or other  controls in  connection  with a national  or other  public emergency or shortages of fuel,  supplies or labor resulting  therefrom,  or any other  cause,  whether  similar or  dissimilar,  beyond  Landlord's  or Tenant's reasonable control, as the case may be. The delay in making any payment due to a party  hereunder  shall not,  in any  instance,  be deemed to be an  Unavoidable
Delay.

     Section 2.2  INTERPRETATION.  In this Lease  Agreement,  unless the context otherwise requires:

               (a) the terms "hereby," "hereof," "herein,"  "hereunder," and any similar terms as used in this Lease  Agreement,  refer to this Lease  Agreement;
and

               (b) words defined in the singular may be used in the plural shall mean and  include  the  plural and vice versa all in  accordance  with  ordinary principles of English grammar.

                                    ARTICLE 3

                                      RENT
                                      ----

     Section 3.1 FIXED NET RENT. Tenant shall pay to Landlord, in currency which at the time of payment is legal  tender  for  public  and  private  debts in the
United States of America,  the fixed annual net rental (the "FIXED NET RENT") of
One Million Eight Hundred Thousand Dollars ($1,800,000) per annum, commencing on the date hereof, subject to annual adjustment equal to increases in the consumer price index calculated as follows:  (x) the amount of the Fixed Net Rent payable for the preceding period multiplied by (y) the CPI Adjustment  Factor.  Once the adjustment is determined "FIXED NET RENT" shall be equal to such adjusted amount as calculated above for the next succeeding annual period.

          3.1.2  Fixed Net Rent shall be  payable  in  advance in equal  monthly installments  on the first day of each month.  If the  Commencement  Date or the
Expiration  Date occurs other than on the first day of the calendar  month,  the
Fixed Net Rent for the partial  calendar  month in which the  Commencement  Date and/or Expiration Date occurs shall be prorated  according to the number of days in the calendar month in which the Commencement  Date and/or the Expiration Date occurs.  Notwithstanding the above, Tenant has the right at its option, to defer the monthly payments of Fixed Net Rent due and payable during the period of time commencing  on the  date  hereof  and  ending  on the  day  prior  to the  first anniversary of the date hereof.  If and to the extent that any  installments  of
Fixed Net Rent are deferred as  aforesaid,  the amount of any deferral  shall be due and  payable  in full on the  last  day of the  period  that  such  Rent was deferred together with accrued interest on any such deferred monthly payments at an annual  interest  rate of four and one-half  percent  (4.5%) from the date of such deferral until the payment thereof in good and immediately available funds.

          3.1.3 Tenant has informed  Landlord  that Tenant is this day executing and  delivering a Leasehold  Mortgage in favor of The Berkshire  Bank to secure, inter alia, a loan  evidenced by the Term Loan Note,  dated the date hereof,  in the face  amount of  $3,500,000  (the  "BERKSHIRE  LOAN")  made by Tenant to The
Berkshire Bank (together with its nominees,  its successors  and/or its assigns, the "BERKSHIRE  MORTGAGEE").  In the event that the Berkshire Mortgagee declares an "event of default"  under the  Berkshire  Loan,  or  commences a  foreclosure proceeding with regard to the Berkshire  Mortgage,  or succeeds to the interests of Tenant hereunder through  foreclosure or otherwise,  the Berkshire  Mortgagee shall have the right, at its option,  to defer the monthly payments of Fixed Net
Rent due and payable as of the date of its  declaration of an "event of default"
under the Berkshire Loan, and thereafter  until the date that the Berkshire Loan is paid in full.  The rights  afforded the Berkshire  Mortgagee  pursuant to the terms hereof shall not apply from and after the date that the Berkshire Mortgage is refinanced in a transaction in which the Berkshire  Mortgage is assigned to a new lender who pays the full amount outstanding under the Berkshire Mortgage. In the event that the  Berkshire  Mortgagee  succeeds  to the  interests  of Tenant hereunder  through  foreclosure or otherwise,  then any revenues received by the
Berkshire Mortgagee or its successor thereafter, net of all expenses incurred by the Berkshire  Mortgagee (and not otherwise  reimbursed) in connection  with the
Berkshire  Loan  and/or the  operation  of the  Premises,  shall be deemed to be payments in reduction of the Berkshire  Loan until the Berkshire  Loan is repaid in full.  If and to the  extent  that  any  installments  of Fixed  Net Rent are
deferred as aforesaid, the amount of any deferral shall be due and  payable   in

                                        5

full on the last day of the period  that such Rent was  deferred  together  with accrued  interest on any such deferred  monthly  payments at an annual  interest rate of four and one-half  percent  (4.5%) from the date of such deferral  until the payment thereof in good and immediately available funds.

     Section 3.2 IMPOSITIONS AND ADDITIONAL RENT.  Tenant shall also pay all (i)
Impositions,  (ii) all Basic  Carrying  Costs  accrued  but not yet  payable  by
Landlord with respect to any period prior to the  Commencement  Date,  and (iii)
any  additional  rent and any  other  sums  which  may  become  due and  payable hereunder.  Tenant  shall  reimburse  Landlord  upon  demand  for all  costs and expenses,  including  reasonable  counsel fees,  paid or incurred by Landlord in curing any Default or arising  out of any  indemnity  given  herein by Tenant to
Landlord,  together  with  interest  at the  Default  Rate from the date paid by
Landlord.  The Fixed Net Rent,  Impositions and all other sums, costs, expenses, charges,  payments and deposits which Tenant,  pursuant to any provision of this
Lease, assumes or agrees to pay and/or deposit, are collectively  referred to as
"RENTAL".  All  Rental  (except  for the  Impositions,  which  shall  be paid in accordance  with the terms of ARTICLE 4 hereof and except for any other  amounts of Rental  which are due and  payable to third  parties,  which shall be paid to such third parties in accordance with such party's requirements  therefor) shall be paid to Landlord at its office,  or such other place, or to Landlord's  agent and at such other place,  as Landlord  shall  designate,  from time to time,  by notice to  Tenant.  At  Landlord's  option,  all Fixed Net Rent shall be paid by direct  deposit or wire  transfer  of  Federal  Funds to  Landlord's  account in accordance  with  instructions  that Landlord shall from time to time deliver to
Tenant.  Landlord  shall have (in addition to all other rights and remedies) all the  rights  and  remedies  provided  for  under  the  terms of this  Lease  and applicable  law in respect to the  payment of Rental as  Landlord  possesses  in respect to the payment of the Fixed Net Rent.

     Section 3.3 Net Obligations.
                 ---------------

          3.3.1 Notwithstanding any other provision of this Lease, this Lease is a net lease and the Rental shall be paid without  notice or demand,  and without counterclaim, setoff, defense, suspension or deferment, of any kind, and without deduction,  abatement or diminution of any kind.  This Lease shall not terminate
(except as may be  expressly  set forth  herein),  and Tenant shall not have any right to terminate or avoid this Lease or be entitled to the abatement (in whole or in part) of any Rental or rents hereunder or any reduction thereof, nor shall the obligations  and liabilities of Tenant  hereunder be in any way affected for any  reason,  including  without  limitation:  (i) any  defect  in,  damage  to, destruction  of, or (subject to the terms of Article 28 hereof)  condemnation of any part of the Premises;  (ii) any restriction of or interference  with any use of the Premises or action by Government  Authorities or third parties; (iii) any matter  affecting  title to, or any eviction by Government  Authorities or third parties from the Premises;  (iv) any  proceeding  relating to Landlord or action taken with respect to this Lease by any trustee or receiver of any  successor to
Landlord  or by any court in any  proceedings;  (v) any  failure by  Landlord to perform or comply with this Lease or any other  agreement  or business  dealings with Tenant; (vi) impossibility or illegality of performance by Tenant; or (vii)
any other similar occurrence whatsoever, whether or not Tenant shall have notice or knowledge of any of the foregoing.  The obligations of Tenant hereunder shall be separate  and  independent  covenants  and  agreements.  Each payment made by
Tenant to Landlord pursuant to this Lease shall be final  and  Tenant  shall not seek to recover all or any part of such  payment  from  Landlord  for any reason whatsoever.

          3.3.2  Tenant shall remain  obligated  under this Lease in  accordance with its terms and shall not take any action to terminate, rescind or avoid this
Lease, notwithstanding any bankruptcy, insolvency, reorganization,  liquidation, dissolution or other proceeding  affecting  Landlord or any assignee of Landlord or any action  with  respect to this  Lease  which may be taken by any  trustee, receiver or liquidator or by any court. Tenant waives all rights to terminate or surrender this Lease, or to any abatement, reduction or deferment of Rental.

                                    ARTICLE 4

                                      TAXES
                                  (Impositions)
                                  -------------

     Section 4.1 GENERAL.

          4.1.1 Tenant covenants and agrees to pay, as hereinafter provided, all of the  following  items  (collectively  "IMPOSITIONS"):  all taxes  (including, without  limitation,  all ad valorem,  real estate,  sales and use, value added, single  business,  gross  receipts,  transaction, taxes on rent,  privilege,  or similar taxes), all assessments (including,  without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date  hereof and whether or not to be  completed  within the term of this
Lease, and any other assessments of whatever name, nature, and kind, and whether or not now  within the  contemplation  of the  parties,  including  any  special assessments  for or  imposed  by any  business  improvement  district  or by any special assessment district), water, sewer, or other rents and charges, excises, levies,  fees  (including,  without  limitation,  license,  permit,  inspection, authorization,  and similar fees), fines, penalties,  and all other governmental charges and any interest or costs with respect thereto, charges for any easement or agreement  maintained  for the benefit of the Premises,  in each case whether general or special,  ordinary or  extraordinary,  or foreseen or unforeseen,  of every character, kind and nature whatsoever which at any time prior to or during the term of this Lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or charged with respect to or become a lien on, Landlord,  the Premises,  or the sidewalks or streets in front of or adjoining  the  Premises,  or any vault,  passageway  or space in, over or under such sidewalk or street,  or any other  appurtenances of the Premises,  or any  personal  property,  Equipment  or  other  facility  used in the  operation thereof,  or the rent or income received  therefrom,  or any use,  possession or occupancy thereof,  or this transaction or the Rental payable hereunder,  or any document  to which  Tenant is a party  creating or  transferring  an interest or estate in the Premises, together with any and all interest, penalties, and costs resulting from delayed payment of any of the foregoing attributable to an act or omission  of  Tenant.  Tenant  shall,  during  the term of this  Lease,  pay and discharge,  as additional  rent, all Impositions not later than thirty (30) days prior to the due date  thereof,  or thirty  (30) days prior to the day any fine, penalty,  interest  or cost  may be  added  thereto  as  imposed  by law for the non-payment  thereof,  if  such  day is used to  determine  the due  date of the respective item; provided,  however,  that if, by law, any Imposition may at the option of the taxpayer be paid in  installments  (whether or not interest  shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same in such installments, provided such installment payments are not prohibited by the terms of any Mortgage and provided  further that the amount of all  installments of any such  Impositions  (other than  installments of special improvement assessments),  which are a lien or charge on the Premises during the term of this Lease and which are to become due and payable after the  Expiration
Date,  shall  (subject to the terms of any Mortgage or Leasehold  Mortgage which requires an amount equal to such  Impositions to be deposited with the holder of such Mortgage or Leasehold Mortgage) be deposited with Landlord for such payment on the date  which  shall be one (1) year  immediately  prior to the  Expiration
Date.

          4.1.2 The parties agree that nothing  herein  contained  shall require
Tenant  to  pay  municipal,  state  or  federal  income,  inheritance,   estate,
succession, transfer or gift taxes of Landlord, or any corporate franchise taxes imposed upon Landlord or any successor of Landlord;  provided,  however, that if at any time  during the term of this Lease the  method of real  estate  taxation prevailing at the  commencement  of the term hereof shall be altered so that any new tax, assessment,  levy (including,  but not limited to, any municipal, state or federal  levy),  imposition or charge,  or any part  thereof,  measured by or based in whole or in part upon the Premises or the Rental, shall be imposed upon
Landlord, then all such taxes, assessments,  levies,  impositions or charges, or the part  thereof to the extent  that they are so  measured  or based,  shall be deemed to be included within the term  "Impositions" for the purposes hereof, to the extent that such Impositions  would be payable if the Premises were the only property  of  Landlord  subject to such  Impositions,  and Tenant  shall pay and discharge the same as herein provided in respect of the payment of Impositions.

     Section 4.2  APPORTIONMENT  OF IMPOSITION.  Any  Imposition,  other than an
Imposition which has been converted into installment  payments as referred to in
SECTION 4.1 hereof,  relating to a fiscal period of the taxing authority, a part of which period is included within the term of this Lease and a part of which is included in a period of time after the  expiration or termination of the term of this Lease,  shall (whether or not such  Imposition  shall be assessed,  levied, confirmed,  imposed upon or in respect of or become a lien upon the Premises, or shall  become  payable  during the term of this  Lease) be  apportioned  between
Landlord  and Tenant as of the  expiration  or  termination  of the term of this
Lease, so that Tenant shall pay that portion of such Imposition  which that part of such fiscal period  included in the period of time prior to the expiration or termination of the term of this Lease bears to such fiscal period,  and Landlord shall pay the remainder  thereof,  provided,  however,  that Tenant shall not be entitled to receive any apportionment if there be a Default hereunder.

     Section  4.3  CONTESTS.  Tenant  shall have the right at its own expense to contest  the  amount or  validity,  in whole or in part,  of any  Imposition  by appropriate  proceedings  diligently  conducted  in good  faith  but only  after payment of such  Imposition  unless such payment  would operate as a bar to such contest or interfere  materially with the prosecution  thereof,  in which event, notwithstanding the provisions of SECTION 4.1 hereof, payment of such Imposition shall be postponed if and only so long as:

                                        8

          4.3.1  neither the Premises  nor any part  thereof  would by reason of such  postponement or deferment be, in the reasonable  judgment of Landlord,  in danger of being forfeited or lost, and

          4.3.2  Landlord  would  not be,  by  reason  of such  postponement  or deferment,  subject to any actual or threatened  criminal sanctions or penalties or personal liability,  as Landlord shall determine in its reasonable  judgment,
and

          4.3.3 Tenant shall have deposited with the affected  governmental unit or Landlord  cash or other  security  reasonably  acceptable  to Landlord in the amount so contested  and unpaid,  together  with all  interest and  penalties in connection  therewith  and all charges that may or might be assessed  against or become a charge on the Premises or any part thereof in such proceedings, and

          4.3.4 no Mortgage  would by reason of such  postponement  or deferment be, in the reasonable judgment of Landlord, in danger of being put in default or foreclosure.

Upon the termination of such  proceedings,  it shall be the obligation of Tenant to pay the amount of such  Imposition  or part thereof as finally  determined in such  proceedings,  the  payment  of which may have  been  deferred  during  the prosecution  of such  proceedings,  together  with any  costs,  fees  (including reasonable counsel fees), interest, penalties or other liabilities in connection therewith,  and upon such payment in full,  Landlord  shall return to Tenant any amount deposited with it with respect to such Imposition as aforesaid. If at any time during the continuance of such  proceedings  Landlord shall reasonably deem the amount deposited as aforesaid insufficient,  Tenant shall, upon demand, make an additional  deposit of such additional sums or other  acceptable  security as
Landlord reasonably may request, and upon failure of Tenant so to do, the amount theretofore  deposited  may be applied by Landlord to the  payment,  removal and discharge  of such  Imposition  and the interest  and  penalties  in  connection therewith  and any costs,  fees  (including  reasonable  counsel  fees) or other liability accruing against Landlord or the Premises in any such proceedings, and the  balance,  if any,  shall be returned to Tenant or the  deficiency,  if any, shall be paid by Tenant to Landlord on demand.

     Section  4.4  ASSESSED  VALUATION.  Tenant  shall  have the right to seek a reduction  in the  valuation  of the  Premises  assessed for tax purposes and to prosecute any action or proceeding in connection  therewith.  Provided Tenant is not then in  Default,  Tenant  shall be  authorized  to  collect  any tax refund obtained by reason  thereof  and,  to the extent such refund is for  Impositions paid by Tenant,  to retain the same,  subject to Tenant's  obligation  to pay to
Landlord Landlord's pro rata share thereof pursuant to the provisions of SECTION
4.2 hereof.

     Section 4.5 LANDLORD JOINDER. Landlord shall not be required to join in any proceedings  referred to in SECTIONS 4.3 and 4.4 hereof unless the provisions of any  Requirement  at the time in effect shall require that such  proceedings  be brought by and/or in the name of Landlord,  in which event Landlord shall at the request and expense of Tenant join in such  proceedings or permit the same to be brought in its name,  provided  such joinder  shall not subject  Landlord to any cost,  expense  or  liability  of  any  nature  whatsoever,  and  Tenant  hereby indemnifies  and agrees to defend and save  Landlord  free and harmless from and
against any such costs,  expenses or liability.   Notwithstanding  the foregoing

                                        9

provisions  of this  Article 4, with  respect to the last two years of the Lease term,  Tenant shall notify Landlord whether or not Tenant intends to contest any
Imposition  pursuant to SECTION 4.3 and whether Tenant shall seek a reduction in the  valuation  of the Premises  pursuant to SECTION  4.4.  With respect to such period,  Landlord,  at its  expense,  may elect to join with  Tenant in any such contest or  proceeding  or, if Tenant has not  initiated  such contest or sought such reduction, Landlord may initiate such contest or seek such reduction in its own name. With respect to such two year period, regardless of the party pursuing such contest or reduction,  no  settlements  with respect  thereto shall be made without the prior written consent of Landlord and Tenant, such consent not to be unreasonably withheld.

     Section 4.6 LANDLORD COOPERATION.  Landlord agrees that whenever Landlord's cooperation  is  required  in  any of  the  proceedings  brought  by  Tenant  as aforesaid, Landlord will reasonably cooperate therein at the request and expense of Tenant,  provided  same shall not subject  Landlord  to any cost,  expense or liability of any nature whatsoever,  and Tenant hereby indemnifies and agrees to defend and save  Landlord  free and  harmless  from and any against  such costs, expenses or liability.

     Section 4.7 CERTIFICATE. Any certificate, advice or bill of the appropriate official  designated  by law to make or issue the same or to receive  payment of any Imposition, of nonpayment of such Imposition,  shall be prima facie evidence that such  Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill, at the time or date stated therein.

     Section  4.8 COPIES.  In respect of any  payments  of  Impositions  made by
Tenant directly to the taxing  authority,  Tenant shall upon Landlord's  request furnish to Landlord copies of receipted bills or other  reasonably  satisfactory evidence of payment thereof.

     Section 4.9 DEPOSIT.  From and after the occurrence of an Event of Default,
Tenant  shall  deposit with  Landlord,  at the time of each payment of Fixed Net
Rent,  one-twelfth (12th) of an amount estimated by Landlord, in Landlord's sole judgment,  sufficient to pay all  Impositions  for the  succeeding  one (1) year period. Such amounts shall be held by Landlord in an interest-bearing account in
a  savings  or  commercial  bank  or  in  city,  state  or  federal   government
obligations.  Such amounts and the interest  earned  thereon shall be applied to the payment of the  Impositions  in such order of  priority  as  Landlord  shall determine. If at any time the amounts deposited with Landlord for payment of the
Impositions are, in the opinion of Landlord, insufficient to pay the Impositions for six (6) months as they become due, Tenant shall pay to Landlord,  on demand, such additional sums as are necessary,  in Landlord's judgment, to discharge the
Impositions as they become due.  Landlord may, at its sole option,  apply all or any part of the sums held by Landlord pursuant to this Section to the payment of all sums due by Tenant to Landlord  under this Lease.  Tenant shall  restore all amounts so applied as a condition  to the cure,  if any, of the Event of Default in addition to fulfilling any other required conditions.

                                       10

          4.9.1 If, pursuant to the terms of any Mortgage or Leasehold Mortgage, there  is a  provision  for  the  deposit  of  any  of the  foregoing  items  in installments in advance with the holder of such Mortgage or Leasehold  Mortgage, as the case may be,  no such  deposit  shall be  required  under  this  Section, provided such holder of any Mortgage or Leasehold  Mortgage agrees to apply such amounts in payment of the Impositions substantially in accordance with the terms of this Lease.

          4.9.2 In the event of a sale or transfer of Landlord's interest in the
Premises,  Landlord  shall  transfer  the  interests  of  Landlord  in the above deposits to the grantee or transferee.  The seller or transferor shall be deemed to be released  from all  liability  with  respect to said  deposits  and Tenant agrees to look solely to the  transferee  or grantee with respect  thereto.  The provisions hereof shall apply to each successive  transfer or assignment of such deposits to a successor Landlord.

                                    ARTICLE 5

                        NO PERSONAL LIABILITY OF LANDLORD

          Notwithstanding  anything to the contrary in this Lease, in any action or proceeding  brought to enforce any of the obligations of Landlord (which term when used only in this Article shall be deemed to include  "RELATED  PARTIES" of
Landlord, as such term is defined below) hereunder, the judgment or decree shall be enforceable  against  Landlord only to the extent of the interest of Landlord in the Premises, and any such judgment shall not be subject to the execution on, nor be a lien  on,  any  assets  of  Landlord  other  than its  interest  in the
Premises,  it being specifically  understood and agreed that Landlord shall have no other liability, personal or otherwise, hereunder. The term "Related Parties"
shall mean and include: (i) Landlord and any officer,  director,  or shareholder of  Landlord;  (ii) any  partner of  Landlord  or any  partner of any partner of
Landlord or any shareholder,  officer,  or director of any corporate  partner of
Landlord; (iii) any legal representative,  heir, estate,  successor, or assignee of any of the foregoing; and (iv) any corporation (or any officer,  director, or shareholder  thereof),  partnership  (or any partner  thereof),  individual,  or entity to which the  interest  of Landlord  in the  Premises or part  thereof or interest therein shall have been transferred (or any legal representative, heir, estate, successor, or assignee of any thereof).

                                    ARTICLE 6

                                    INSURANCE

     Section 6.1 COVERAGE.  At all times during the term of this Lease Tenant at its own cost and expense shall:

            6.1.1 Maintain insurance on all of the Premises,  including personal property,  under an "ALL RISK" policy or its equivalent (e g:, a "SPECIAL CAUSES
OF  LOSS"  policy),   with  replacement  cost  valuation  and  an  agreed  value endorsement  (hereinafter  referred to as "ALL RISK") in an amount  equal to not less  than  one  hundred  percent  (100%)  of the full  replacement  cost of the
Improvements (determined without regard to depreciation of the Improvements, but

                                       11

exclusive of  foundations  and  footings).  If not included  within the All Risk coverage  above,  Tenant  shall also carry or cause to be carried  (X)  coverage against damage due to water and sprinkler leakage and collapse and flood (to the extent such  coverage can be obtained at  commercially  reasonable  rates in the
State of New York),  which shall be written  with limits of coverage of not less than the then replacement value per occurrence,  and (Y) earthquake insurance in an amount equal to not less than ten percent  (10%) of the  replacement  cost of the Improvements.  Such policy shall be endorsed with (i) replacement  coverage,
(ii) an  agreed  amount  clause  (waiving  applicable  co-insurance  clause)  in accordance  with  such  determination  or  appraisal,  and  (iii)  coverage  for demolition  costs  and  increased  costs  of  construction  due  to  changes  in
Requirements. During any period where Capital Improvements are being undertaken,
Tenant shall also maintain  Builders Risk insurance in accordance with the other provisions and  requirements of this Lease with respect to the work in question.

          6.1.2 Provide and keep in force insurance against liability for bodily injury and death and property damage and boiler and pressure  vessel  insurance, all such  insurance to be in such amounts as may from time to time be reasonably required by Landlord.  Such  liability  insurance  shall be  commercial  general liability insurance, written on an occurrence basis with respect to the Premises and all operations  related thereto,  whether  conducted on or off the Premises, and coverage shall include specifically the Premises and all elevators, garages, parking  areas,  streets,  alleys and sidewalks  adjoining or appurtenant to the
Premises. In any event:

     (i)  the insurance  against liability for injury and death shall be no less than  Fifty  Million  ($50,000,000)  Dollars  per  occurrence,  with a deductible of not more than $50,000;

     (ii) boiler and machinery insurance shall be in an amount not less than One
          Million ($1,000,000) Dollars; and

     (iii)elevator  collision  insurance shall be in an amount not less than One
          Million ($1,000,000) Dollars.

          6.1.3 Provide and keep in force rent  insurance with all risk coverage in an amount  equal to two (2)  years'  current  annual  Fixed Net Rent plus the aggregate amount of Impositions and insurance premiums for two (2) years.

          6.1.4 If, by reason of changed  circumstances or economic  conditions, the insurance amounts referred to in this Lease become in Landlord's  reasonable judgment  inadequate,  increase  the  amounts of such  insurance  promptly  upon
Landlord's reasonable request.

          6.1.5 At the request of Landlord, provide and keep in force such other insurance  in such  amounts  as may from time to time be  required  by  Landlord against such other insurable hazards as at the time are commonly insured against in the case of premises similarly  situated,  due regard being given to the type of the improvement, its construction and its use and occupancy.

                                       12

     Section 6.2 INSURANCE  REQUIREMENTS.  All insurance  provided by Tenant, as required by this Article, shall be carried in favor of Landlord,  Tenant and the holder of any Mortgage as their respective  interests may appear, and shall name
Landlord and the holder of any Mortgage as additional  insureds.  The loss under policies insuring against damage to the Premises by fire or other casualty shall be payable to Landlord  and the holder of any  Mortgage as their  interests  may appear.  Rent  insurance  shall be carried in favor of Landlord  and Tenant,  as their  respective  interests  appear,  but the proceeds thereof shall be paid to
Landlord  and shall be applied to the  payment of Rental  under this Lease until restoration of the Premises by Tenant.

          6.2.1 All  insurance  required by any provision of this Lease shall be issued by such responsible  insurance  companies  licensed  or authorized  to do business  in the State of New York and  having a rating of "A-" or better  and a financial  class of "VIII" or better (or the then equivalent of such ratings) as rated by A.M. Best's Insurance Guide (or any successor publication of comparable standing).  All  policies  referred  to in this  Lease  shall  be in  such  form reasonably acceptable to Landlord and shall be obtained by Tenant for periods of not less than one (1) year.

          6.2.2  Tenant and Landlord  shall  cooperate  in  connection  with the collection  of any  insurance  moneys  that may be due in the  event of loss and
Tenant  shall  execute  and  deliver to  Landlord  such proofs of loss and other instruments  which may be required for the purpose of obtaining  the recovery of any such insurance moneys.

          6.2.3 Tenant shall not obtain or carry separate  insurance  concurrent in form or  contributing  in the event of loss with that  insurance  required by this Lease to be  furnished  or which may be required to be furnished by Tenant, unless  Landlord  and the  holders  of any  Mortgages  are  included  therein as insureds with loss payable as in this Lease provided.  Tenant shall  immediately notify  Landlord of the carrying of any such separate  insurance and shall cause the same to be delivered as in this Lease hereinbefore required.

          6.2.4 All premiums on policies referred to in this Lease shall be paid by Tenant.  The  originals  of such  policies or  certificates  evidencing  such policies,  together with evidence of the payment of premiums  thereon,  shall be delivered to Landlord  immediately  upon receipt from the  insurance  company or companies  (and such  originals  may be delivered by Landlord to the holder of a
Mortgage).  New or renewal  policies  or  certificates  replacing  any  policies expiring  during the term hereof  shall be delivered to Landlord at least thirty
(30) days before the date of  expiration,  together with proof  satisfactory  to
Landlord that the full  premiums have been paid by Tenant.  Premiums on policies shall not be financed in any manner whereby the lender, on default or otherwise, shall have the right or privilege of surrendering or canceling the policies.

          6.2.5 Subject to the provisions of SECTION 7.4,  hereof,  all casualty insurance  policies  provided for herein shall provide that all  adjustments for claims with the insurers in excess of $500,000  shall be with  Landlord,  Tenant and the holder of any Mortgage ("LANDLORD ADIUSTED LOSSES"). Any adjustments for claims with the insurers  involving sums of less than $500,000 ("TENANT ADIUSTED
LOSSES")  maybe made with Tenant  except that,  in the event there then exists a
Default on the part of Tenant,  such  adjustments  for claims with the  insurers shall be made with Landlord.

                                       13

          6.2.6  Tenant  shall not violate or permit to be  violated  any of the conditions  or  provisions  of any such policy,  and Tenant shall so perform and satisfy the requirements of the companies writing such policies such that at all times  companies of good standing  reasonably  satisfactory to Landlord shall be willing to write and/or continue such insurance.

     Section 6.3 CERTIFICATE REQUIREMENTS. Every policy of insurance referred to in this Lease and each certificate  therefor issued by the insurer shall contain an agreement by the insurer that (a) no  cancellation,  non-renewal or reduction in the coverages  afforded under said policies will be effective  until at least thirty (30) days'  prior  written  notice of such  cancellation,  nonrenewal  or reduction has been given to Landlord in accordance with Article 27 of this Lease and (b) that the  interests of Landlord  and  Leasehold  Mortgagee  shall not be invalidated  by any act or  negligence  of Tenant or  Landlord  or any person or entity having an interest in the  Premises,  by occupancy or use of the Premises for purposes more hazardous than permitted by such policy, or by any foreclosure or other  proceedings  relating to the Premises.  Tenant shall  promptly  advise
Landlord of any policy cancellation,  reduction, non-renewal, or amendment which adversely affects Landlord.

     Section 6.4  DEDUCTIBLE.  No insurance  policy to be  maintained  by Tenant hereunder shall provide for a deductible exceeding $50,000.

                                    ARTICLE 7

                       USE OF CASUALTY INSURANCE PROCEEDS
                       ----------------------------------

     Section 7.1 NOTICE.  If the  Improvements  shall be destroyed or damaged in whole or in part by fire or other  casualty  (including  any  casualty for which insurance  was not obtained or  obtainable)  of any kind or nature,  ordinary or extraordinary,  foreseen or unforeseen,  Tenant shall give to Landlord immediate notice  thereof,  and Tenant,  at its own cost and expense,  whether or not such damage or  destruction  shall have been  insured,  and whether or not  insurance proceeds,  if any, shall be sufficient for the purpose,  shall promptly  repair, alter,  restore,  replace and  rebuild  the same,  at least to the extent of the value of the  Improvements  prior to the  Commencement  Date with respect to the
Improvements  which exist on the  Commencement  Date,  and with respect to other
Improvements,  prior to such  occurrence,  and to as nearly as  possible  to the character of the Improvements existing immediately prior to such occurrence; and
Landlord shall in no event be called upon to repair, alter, replace,  restore or rebuild such Improvements or any portion thereof,  or to pay any of the costs or expenses thereof.  If Tenant shall fail or neglect to restore,  repair,  replace and rebuild the  Improvements,  or the portion  thereof so damaged or destroyed, with  reasonable  diligence,  or having so commenced such  restoration,  repair, replacement  and  rebuilding  shall fail to  complete  the same with  reasonable diligence in accordance with the terms of this Lease, this Lease shall expire or be  terminated  for any  reason,  Landlord  may  complete  the same at  Tenant's expense.  All work shall be done in accordance with the provisions of Articles 8 and 13 hereof.

     Section  7.2  LANDLORD  OBLIGATIONS.  Subject to the  foregoing  and to the provisions of Article 8 hereof,  Landlord agrees to pay over to Tenant from time to time, upon the following

                                       14

terms,  any moneys which may be received by Landlord from insurance  provided by
Tenant,  but in no  event  to any  extent  or in any sum  exceeding  the  amount actually collected by Landlord upon the loss; provided,  however,  that Landlord before  paying such moneys over to Tenant shall be entitled to reimburse  itself therefrom  to the extent,  if any, of the  necessary  and proper, reasonable expenses paid or incurred by Landlord in the collection of such moneys. Landlord shall pay to Tenant, as hereinafter provided,  the aforesaid insurance proceeds, for the  purpose of repairs or  restoration  to be made by Tenant to restore the
Improvements to a value in accordance with SECTION 7.1 hereof. Landlord shall not disburse any insurance  proceeds to Tenant for so long as the cost of repair and  restoration  (as  estimated by Landlord in its  reasonable  judgment) is in excess of the net  insurance  proceeds,  unless  Tenant has provided to Landlord cash or other security satisfactory to Landlord in the amount of such excess, to be held  by  Landlord  as  security  for the  completion  of the  work,  free of mechanics' and materialmen's  liens.  Prior to the making of any repair,  Tenant shall furnish Landlord with an estimate of the cost of such repairs, prepared by a licensed architect, reasonably approved by Landlord, and such insurance moneys shall be paid to Tenant  from time to time  thereafter  in  installments  as the making  of such  repairs  or  restoration  progresses,  upon  application  to be submitted  by  Tenant  to  Landlord  showing  the  cost of  labor  and  material incorporated in such repairs or restoration,  or incorporated  therein since the last previous  application,  and paid for by Tenant.  If any mechanic's  lien is filed  against  the  Premises  or part or parts  thereof,  Tenant  shall  not be entitled to receive  any further  installment  until such lien is  satisfied  or otherwise  discharged.  The amount of any  installment to be paid by Landlord to
Tenant  shall be such  proportion  of the total  insurance  moneys  received  by
Landlord as the cost of labor and materials  theretofore  incorporated by Tenant in such repairs or restoration bears to the total estimated cost of such repairs or restoration by Tenant,  less (a) all payments  theretofore made to Tenant out of said insurance proceeds and (b) commercially reasonable retainage. All of the insurance  proceeds  held by Landlord  after  completion of and payment for such repairs and restoration by Tenant shall be paid to Tenant. In the event that the insurance  proceeds are  insufficient  for the purpose of paying for all repairs and restoration,  Tenant shall nevertheless be required to make such repairs and restoration at its own cost and expense.

     Section 7.3 TENANT ADJUSTED LOSSES.

          7.3.1  Tenant  Adjusted  Losses shall be used by it for the purpose of either (i) restoring or repairing the  Improvements,  or any portion  thereof so damaged or destroyed,  or (ii)  demolishing  the  Improvements  and erecting new
Improvements  as herein  provided.  If the proceeds of insurance  held by Tenant shall  exceed  the cost of doing so,  such  excess  shall  belong to, and may be retained by, Tenant upon completion of and payment for such work.

          7.3.2  Landlord  Adjusted  Losses shall be disbursed by Landlord  from time to time,  pursuant  to the  provisions  of this  Section and SECTION 7.2 in reimbursement or payment of the cost of the alterations,  the demolition, or the repair,  replacement,  rebuilding or restoration of the damage or destruction by reason  of which  said  moneys  were paid to  Landlord  including,  at  Tenant's election,  the demolition of the Improvements so damaged and the erection of new
Improvements  in  replacement  thereof.  Any  moneys so  deposited  (hereinafter sometimes  referred  to as  "DEPOSITED  SUMS")  may be  withdrawn  and  shall be disbursed by Landlord upon receipt of a request therefor by Tenant,  accompanied by the following:

                                       15

     (i)  A certificate of Tenant (A) requesting  payment of a specified  amount of the  Deposited  Sums  to  Tenant  or to  persons  whose  names  and addresses  shall be stated,  (B)  describing in reasonable  detail the services or  materials  theretofore  applied to the work,  (C) stating that such  specified  amount does not exceed the cost of the  services and  materials,  and (D)  stating  that the cost of the  services  and materials has not been  previously made the basis of any withdrawal of money.

     (ii) A certificate of an engineer or architect  selected and paid by Tenant who shall be reasonably satisfactory to Landlord, stating (A) that the services and materials  described in the  accompanying  certificate of
          Tenant were necessary or  appropriate to the work, (B) that the amount specified in such  certificate  of Tenant is not in excess of the cost of the services and  materials,  (C) the  additional  amount,  if any, estimated as being  required to complete and pay for the work, and (D)
          that  the  work  has  been  done in  accordance  with  the  plans  and specifications submitted or approved, if such plans and specifications were required to be submitted or approved,  as the case may be, by the provisions of this Lease.

     (iii)A certificate of a title company  reasonably  satisfactory to Landlord and then doing business in the City of New York showing that there has not been filed  with  respect to the  Demised  Premises a  mechanics', laborer's, materialman's or other similar lien, encumbrance or charge, except  liens,  encumbrances  or  charges  which  will  be  discharged simultaneously with the making of the payment requested.

     (iv) If exterior  walls have been repaired or erected,  a perimeter  survey showing no encroachments upon any real property adjacent to the Land.

     Section 7.4 OTHER  INSUREDS.  Notwithstanding  anything to the  contrary in this Lease, if the terms of any Leasehold  Mortgage shall require that insurance proceeds be deposited with Leasehold Mortgagee  thereunder,  any moneys received from  insurance  provided by Tenant shall be deposited  in  accordance  with the terms of such Leasehold  Mortgage,  provided that Leasehold  Mortgagee agrees to release such moneys  substantially  in  accordance  with  SECTIONS  7.2, and 7.3 hereof.  In the  event  that  there  is no  Leasehold  Mortgage  but  there is a
Mortgage,  and the  terms  thereof  require  that  such  insurance  proceeds  be deposited  with the Mortgagee  thereunder,  any such proceeds shall be deposited with such  Mortgagee  provided that such  Mortgagee  shall release such proceeds substantially in accordance with SECTIONS 7.2 and 7.3 hereof.

                                    ARTICLE 8

                                  RESTORATION

     Section 8.1 DELIVERIES. If in the event of any loss, damage or destruction, the cost of restoration and repairs of which exceeds  $500,000 in the aggregate,
Tenant  agrees at least  thirty  (30) days before the  commencement  of any work necessary to repair, alter or renew the

                                       16

Premises,  or any part  thereof to the same  condition  and value which  existed immediately  prior to the happening of the event which caused such loss,  damage or destruction, to furnish to Landlord the following:

          (a)   complete   plans   and   specifications   for  the   demolition,
     construction,  repair, replacing, renewing or altering of the Improvements, prepared by an  architect  reasonably  satisfactory  to Landlord  and which plans  and  specifications  shall  meet  with the  reasonable  approval  of
     Landlord,  together with the approval thereof by any Governmental Authority
     then   exercising   jurisdiction  with  regard  to  such  work,  plans  and
     specifications, which plans and specifications shall be and become the sole and  absolute  property  of  Landlord in the event that for any reason this
     Lease shall be terminated;

          (b) a fixed sum contract or construction management contract  with, to the extent  available at a reasonable  cost, a guaranteed  maximum price in assignable form  made with a  reputable and responsible builder,  providing for the completion of all work, labor and materials necessary to repair and restore the Improvements in accordance with said plans and specifications;

          (c) an  assignment  of the contract so  furnished,  duly  executed and acknowledged  by Tenant,  by its terms to be effective upon any termination of this Lease or upon  Landlord's  re-entry  upon the Premises  following a default by Tenant prior to the complete performance of such contract,  such assignment  to also include the benefit of all payments  made on account of said contract  including  payments made prior to the effective date of such assignment.

     Section  8.2  RESTORATION.   If  in  the  event  of  any  loss,  damage  or
destruction,  the cost of restoration and repairs of which is less than $500,000 individually  or in the  aggregate,  Tenant  agrees to commence  and  diligently prosecute  to  completion  any work  necessary  to  repair,  alter or renew  the
Premises,  or any part  thereof to the same  condition  and value which  existed immediately  prior to the happening of the event which caused such loss,  damage or destruction.

                                    ARTICLE 9

                            INTENTIONALLY DELETED
                            ---------------------

                                       17

                                   ARTICLE 10
                          ASSIGNMENT, SUBLETTING, ETC.

     Section 10.1 RESTRICTIONS.  Except as specifically set forth in this Lease, without the prior written consent of Landlord,  which consent may be withheld by
Landlord in Landlord's sole  discretion,  neither this Lease nor the interest of
Tenant in this Lease,  nor the  interest of Tenant in any  sublease,  license or concession or in any rentals under any sublease,  license or concession shall be sold,  assigned,  or  otherwise  transferred,  whether  by  operation  of law or otherwise,  nor shall Tenant  sublet the Premises or any part or parts  thereof, nor shall any transaction or series of transactions be entered into  (including, without  limitation,  any  assignment,  transfer,  issuance or redemption of any ownership  interest,  or  any  merger,  consolidation  or  dissolution),  which, directly  or  indirectly,  may  result in a change of  control  of Tenant or any person or entity which, directly or indirectly, controls Tenant. For purposes of this paragraph,  the term "control" shall mean (i) in the case of a corporation, either (A)  ownership or voting  control,  directly or  indirectly,  of at least fifty  (50%)  percent  of all the voting  stock,  or (B) the power to direct the management  and policies of such  corporation,  (ii) in case of a partnership or joint venture, either (x) ownership,  directly or indirectly,  of at least fifty
(50%)  percent of all the general or other  partnership  (or similar)  interests therein,  or (y) the  power  to  direct  the  management  and  policies  of such partnership or joint venture, and (iii) in the case of any other entity,  either
(x) ownership,  directly or  indirectly,  of at least fifty (50%) percent of all the equity or other beneficial  interest(s)  therein, or (y) the power to direct the management and policies of such entity, without the prior written consent of
Landlord  in each case,  which may be withheld in  Landlord's  sole  discretion.
Notwithstanding the foregoing provisions of this Section, transfer of stock in a corporation  whose  shares  are  traded in any  recognized  national  securities exchange or  "over-the-counter"  shall not constitute an assignment for purposes of this Lease provided that the principal  purpose of such transfer or transfers is not to avoid the restrictions on assignment otherwise applicable hereunder.

     Section  10.2 NO RELEASE OF  OBLIGATIONS  OF  ASSIGNOR OR  SUBLANDLORD.  No
assignment  of  this  Lease  or  subletting  of the  Premises,  unless  made  in compliance with all of the provisions of this Article,  shall have any validity.
An assignment  of this Lease or subletting of the Premises  shall not relieve or release the assignor or  sublandlord  from any  obligations of Tenant under this
Lease and the  assignor/sublandlord  shall remain liable for the  performance of all  obligations  of Tenant  hereunder for the remainder of the term and renewal terms, if any.

     Section  10.3 FURTHER  ASSIGNMENT.  Any consent by Landlord  under  Section
10.1, herein shall apply only to the specific transaction thereby authorized and shall not relieve  Tenant from the  requirement  of obtaining  the prior written consent of Landlord to any further sale or  assignment of this Lease or transfer of stock or subletting of all or any portion of the Premises.

     Section 10.4 TENANT INDEMNIFICATION. Tenant shall and does hereby indemnify and agree to defend and hold Landlord free and harmless from and against any and all liabilities,  claims, causes of action, suit or suits, expenses,  penalties, costs and fees (including, without

                                       18

limitation,  reasonable  counsel fees)  arising under or in connection  with the terms,  provisions  and  conditions  of each  and  every  sublease,  license  or concession agreement.

     Section 10.5 SUBTENANT'S  ACTS;  TENANT OBLIGATION TO CURE. The fact that a violation or breach of any of the terms,  provisions or conditions of this Lease results  from or is caused by an act or omission by any  subtenant,  licensee or concessionaire shall not relieve Tenant of Tenant's obligation to cure the same.
Tenant shall take all necessary steps to prevent any such violation or breach.

     Section  10.6  SUBRENT.  If all or any part of the  Premises  be  sublet or occupied by anyone other than Tenant,  Landlord may,  after a Default by Tenant, collect  subrent  from any and all  subtenants  or  occupants  and apply the net amount collected to the net annual rent reserved herein,  but no such collection shall  be, or be deemed to be, a waiver  of any  agreement,  term,  covenant  or condition  of this Lease or the  acceptance  by  Landlord  of any  subtenant  or occupant  as Tenant,  or a release of Tenant from  performance  by Tenant of its obligations under this Lease.

     Section 10.7 ASSIGNMENT OF SUBLEASES. To secure the prompt and full payment by Tenant of the Rental in this Lease  reserved and the faithful  performance by
Tenant of all the other terms and conditions  herein contained on its part to be kept and performed, Tenant hereby assigns, transfers and sets over unto Landlord subject to the conditions  hereinafter set forth,  all of Tenant's right,  title and interest in and to all  subleases  now or  hereafter  made and in and to all concession  agreements now or hereafter made affecting any part of the Premises, and hereby confers upon  Landlord,  its agents and  representatives,  a right of entry in and  sufficient  possession  of the  Premises  to permit and insure the collection by Landlord of said rentals and other moneys, and further agrees that the exercise of said right of entry and qualified  possession by Landlord  shall not  constitute  an eviction of Tenant from the Premises or any portion  thereof and that should said right of entry and possession be denied Landlord, its agent or  representative,  Landlord  may,  in the  exercise  of  said  right,  use all requisite force to gain and enjoy the same without  responsibility  or liability
to  Tenant,  its  servants,   employees,  guests  or  invitees,  or  any  person
whomsoever, Tenant hereby agreeing in said contingency to hold Landlord safe and harmless  from any claim of any  character  by any person  arising  out of or in connection  with the entry by Landlord and taking  possession  of the  Premises;
provided,  however,  that such assignment  shall become  operative and effective only in the event  that this Lease and the term  hereof  shall be  cancelled  or terminated  pursuant to the terms,  covenants and conditions  hereof,  or in the event of repossession under dispossess warrant or other re-entry or repossession by Landlord under the provisions  hereof, or in the event of a Default by Tenant hereunder,  and then only as to such  subleases and concession  agreements  that
Landlord may elect to take over.

     Section 10.8 NO MONETARY  DAMAGES.  In no event shall Tenant be entitled to make, nor shall Tenant make any claim,  and Tenant hereby waives any claim,  for money  damages,  nor shall  Tenant  claim any money  damages by way of  set-off, counterclaim  or  defense,  based  upon any claim or  assertion  by Tenant  that
Landlord  has  unreasonably  withheld  or  unreasonably  delayed  any consent or approval to a proposed assignment or subletting as provided for above, but

                                       19

Tenant's  sole  remedy  shall be an action or  proceeding  to  enforce  any such provision, or for specific performance, injunction or declaratory judgment.

     Section 10.9  TENANT'S  OPTION TO ACQUIRE THE  PREMISES.  In the event that
Landlord  withholds its consent to the assignment of this Lease or the sublet of all or part of the  Premises,  Tenant  shall  have the  option  to  acquire  the
Purchased Land for a purchase price (the "NON-CONSENT  PURCHASE PRICE") equal to the sum of (x) an amount  equal to the Fixed  Net Rent  payable  for the year in which Tenant shall consummate such purchase option divided by five percent (5%), plus an amount equal to all transfer taxes and closing costs (including, without limitation,  reasonable attorneys' fees) incurred by Landlord, as seller. In the event that Tenant exercises its rights  hereunder,  the provisions of ARTICLE 37 hereof shall control the exercise of the purchase  option  herein  contained and the consummation of the acquisition of the Purchased Land by Tenant.

                                   ARTICLE 11
                              LEASEHOLD MORTGAGES

     Section  11.1 RIGHT TO  MORTGAGE.  Tenant  shall  have the  right,  without
Landlord's  prior  consent,  to  mortgage  its  interest  in this  Lease and any sublease(s)  under one Leasehold  Mortgage at any given time, and to assign this
Lease and any  sublease(s) as collateral  security for such Leasehold  Mortgage.
Such  Leasehold  Mortgage  must at all times be held by a Lender.  No  Leasehold
Mortgage  shall  extend to or affect the Land or the  reversionary  interest and estate of Landlord in and to the Premises or any part thereof. The granting of a
Leasehold  Mortgage  does not render,  and shall not be construed  to render,  a
Leasehold  Mortgagee an assignee for purposes of this Lease.  Landlord agrees to amend this Lease to provide  for any  reasonable  changes  that such  Lender may require;  provided, that such changes shall be commercially reasonable and in no event affect the rent payable hereunder,  the term hereof, or terms,  provisions and  conditions  of the Tenant's  Purchase  Option or any other  similar  option hereunder. No Leasehold Mortgage shall be valid or of any force or effect unless and until (i) Leasehold  Mortgagee  shall have sent to Landlord  written  notice specifying the name and post office address of Leasehold  Mortgagee and (ii) the
Leasehold Mortgage shall contain the following provisions:

          (a) "This mortgage is executed upon the condition that no purchaser at any  foreclosure  sale shall acquire any right,  title or interest in or to the Lease hereby mortgaged,  unless the said purchaser, or the person, firm or  corporation  to  whom or to  which  such  purchaser's  right  has  been assigned,  shall,  in the instrument  transferring  to such purchaser or to such assignee Tenant's  interest under the said Lease,  assume and agree to perform  all of the terms,  covenants  and  conditions  of said Lease to be observed or performed on the part of Tenant, and moreover,  that no further or additional  mortgage or  assignment of said Lease shall be made,  except subject to the  provisions  contained in Articles 10 and 11  of said Lease, and  that a  duplicate  original  of  said  assumption  agreement,  in form satisfactory  to Landlord's  counsel and duly executed and  acknowledged by such purchaser or such assignee, is delivered to Landlord immediately

                                       20

     after the  consummation  of such sale,  or, in any  event,  prior to taking possession of the Premises;" and

          (b) "The mortgagee waives all right and option to retain and apply the proceeds of any insurance or the proceeds of any condemnation  award toward payment of the sum secured by the mortgage to the extent such  proceeds are required to be used for the repair or restoration of the mortgaged premises substantially  in  accordance  with  the  provisions  of the  Lease  hereby mortgaged."

Landlord  agrees  that so long  as any  such  Leasehold  Mortgage  shall  remain unsatisfied  of record or until written notice of  satisfaction  is given by the holder thereof to Landlord, the following provisions shall apply:

          11.1.1 There  shall be no cancellation,  surrender or  modification of this Lease by joint action of Landlord and Tenant  without the prior  consent in writing of Leasehold  Mortgagee (but nothing herein shall prevent  Landlord from terminating this Lease upon an Event of Default as provided herein).

          11.1.2 Landlord shall,  upon serving Tenant with any notice of default
(which notice shall specify the nature of the default) or  termination,  serve a copy  of  such  notice  upon  Leasehold  Mortgagee.  Leasehold  Mortgagee  shall thereupon have the same period, as provided Tenant, after service of such notice upon it, to remedy or cause to be  remedied  the  defaults  complained  of,  and
Landlord shall accept such  performance  by such  Leasehold  Mortgagee as if the same had been done by Tenant.

     Section  11.2  DEFAULT.  Notwithstanding  anything to the  contrary  herein contained,  if any Default  shall occur which  pursuant to any provision of this
Lease entitles Landlord to terminate this Lease and if, before the expiration of thirty (30) days from the date of service of a copy of the notice of termination upon a Leasehold  Mortgagee  pursuant to ARTICLE 11,  Leasehold  Mortgagee shall have notified  Landlord of its desire to nullify such notice (such  notification from Leasehold Mortgagee being herein referred to as a "NULLIFICATION  NOTICE"), then in such event  Landlord  shall not be entitled to  terminate  this Lease by reason of the default  specified in the  Nullification  Notice and any notice of termination  theretofore  given  shall be void and of no effect,  provided  that within  thirty (30) days after  service of the  Nullification  Notice  Leasehold
Mortgagee  shall  have  cured any  monetary  defaults  then  existing  hereunder
(including,  without limitation, any interest,  penalties and late charges which have accrued thereon) and shall have complied or commenced the work of complying
with  any   non-monetary   obligations  then  in  default  (and  diligently  and
continuously prosecutes same to completion).

     Section 11.3 CURE.  If  Landlord's  notice of  termination  shall have been
nullified  pursuant  to  SECTION  11.2,   Landlord  shall  not  have  the  right
subsequently  to  terminate  this Lease so long as  Leasehold  Mortgagee  or its nominee or successor  continues to pay the Rental due  hereunder  and  Leasehold
Mortgagee proceeds with reasonable diligence to complete or cause the completion of the work of curing  non-monetary  defaults (and  diligently and  continuously prosecutes same to completion). The giving of a notice of default or termination
by Landlord pursuant to  the   provisions of  this  Article  does  not    impair

                                       21

Landlord's right to give, nor impair Tenant's and Leasehold Mortgagee's right to receive, such notices for other defaults that may arise hereunder and the giving of such notices shall be subject to the provisions of this Article.

     Section 11.4 NEW LEASE;  RIGHTS OF  LEASEHOLD  MORTGAGEE.  Landlord  agrees that, in the event of a termination  of this Lease,  Landlord shall upon request of any Leasehold  Mortgagee (and whether or not a Nullification  Notice may have been given) enter into a new lease of the Premises with  Leasehold  Mortgagee or its designee for a term equal to what would have been the  remainder of the term of this Lease if this Lease had not been  terminated,  which new lease  shall be effective as of the date of such termination and shall be at the same Rental and upon  the  same  terms,  provisions,  covenants  and  agreements  as are  herein contained,  subject  only (a) to the same  conditions  of title as this Lease is subject to on the date of the execution  hereof and any liens or encumbrances or other  matters  (i) which  were  caused or  created  by  Tenant,  (ii) which are required by law or (iii) which Tenant was obligated to discharge under the terms of this Lease and (b) to the rights,  if any, of parties then in  possession  of any part of the Premises, provided that:

          (a) Said Leasehold  Mortgagee shall make written request upon Landlord for such new lease within  forty-five  (45) days after the  termination  of this Lease;

          (b) Said  Leasehold  Mortgagee or its  designee  executes and delivers such new lease within forty-five (45) days after the execution and delivery of the new lease by Landlord to said Leasehold Mortgagee in response to the request made pursuant to subparagraph (a) above;

          (c) Said Leasehold  Mortgagee shall pay to Landlord at the time of the execution  and  delivery  of said new lease any and all sums which would at the time of the  execution  and  delivery  thereof be due  pursuant to this
     Lease,  but  for  such  termination,  including,  without  limitation,  any interest,  penalties and late charges which have accrued thereon,  together with any costs and expenses,  including  reasonable  attorneys' fees, which
     Landlord shall have incurred by reason of such termination;

          (d) Said  Leasehold  Mortgagee  upon the  execution  of such new lease cures within thirty (30) days thereof (unless such default requires work to be performed,  acts to be done, or conditions to be removed which cannot by their nature reasonably be performed,  done or removed, as the case may be, within  such  thirty  (30) day  period,  in which case no default  shall be deemed to exist so long as Leasehold  Mortgagee shall have commenced curing the same  within  such  thirty  (30) day  period and shall  diligently  and continuously prosecute the same to completion) all non-monetary defaults of which  it has  notice  (and  which  are  susceptible  of cure by  Leasehold
     Mortgagee)  remaining  uncured under this Lease as of the date of execution and delivery of the new lease; and

                                       22

          (e)  Landlord  shall not  warrant  possession  of the  Premises to the tenant under the new lease or title thereto,  but the tenant under such new lease shall have the same right, title and interest, in and to the Premises to the extent,  if any,  that  Tenant had therein and thereto  prior to the termination of this Lease.

     Section  11.5  RIGHT TO  PERFORM  COVENANTS  AND  AGREEMENTS.  A  Leasehold
Mortgagee  shall  have  the  right,  but  not the  obligation,  to  perform  any obligation  of Tenant  under  this  Lease and to remedy  any  default by Tenant.
Landlord  shall  accept  performance  by or at the  instigation  of a  Leasehold
Mortgagee in fulfillment of Tenant's obligations,  for the account of Tenant and with the same force and effect as if performed by Tenant.  No  performance by or on behalf of such Leasehold  Mortgagee  shall cause it to become a "mortgagee in possession"  or  otherwise  cause it to be  deemed  to be in  possession  of the
Premises or bound by or liable under this Lease.

     Section 11.6 FORBEARANCE BY LANDLORD.  So long as Leasehold Mortgagee shall be diligently  exercising its cure rights within the applicable cure periods set forth  herein,  Landlord  shall not (i)  re-enter the  Premises,  (ii) serve the termination  notice  described in SECTION  26.2,  or (iii) bring a proceeding on account of such default to (A) dispossess  Tenant and/or other  occupants of the
Premises,  (B)  re-enter  the  Premises,  or (C)  terminate  this  Lease  or the
Leasehold estate.  Upon any cessation of Leasehold  Mortgagee so exercising such rights  prior to the  completion  of such cure,  Landlord  may  exercise  any of
Landlord's termination rights contained in this Lease.

     Section 11.7 LEASEHOLD  MORTGAGEE'S  RIGHT TO ENTER PREMISES.  Landlord and
Tenant authorize  Leasehold Mortgagee to enter upon the Premises as necessary to cure a Tenant's default hereunder and to take any action(s) reasonably necessary to effect such cure.

     Section 11.8  INTERACTION  BETWEEN LEASE AND LEASEHOLD  MORTGAGE.  Tenant's
default  as  Mortgagor  under a  Leasehold  Mortgage  shall not in and of itself constitute a default under this Lease.

     Section 11.9 LEASEHOLD MORTGAGEE'S  PARTICIPATION  RIGHTS.  Landlord agrees that Leasehold  Mortgagee shall have the right to participate on Tenant's behalf in any appraisal,  arbitration or other similar  proceeding  required  hereunder and/or any  discussions,  proceedings  or actions  relating  to any  casualty or condemnation  in connection  with the Premises,  it being  understood and agreed that Leasehold Mortgagee shall have no separate rights thereto.

     Section 11.10  CONFIRMATION.  Landlord shall upon Tenant's request execute, acknowledge  and deliver to Tenant and/or each Leasehold  Mortgagee an agreement prepared at the cost and expense of Tenant and in form  reasonably  satisfactory to  such  Leasehold  Mortgagee  and  Landlord,  confirming  all  or  any  of the provisions of this Article.

                                       23

     Section 11.11 COSTS AND  EXPENSES.  Leasehold  Mortgagee  receiving any new lease  pursuant to the  provisions  of this Article  shall pay all of Landlord's reasonable costs and expenses (including attorneys' fees) incident to Landlord's entering into such new lease.

     Section  11.12  ASSIGNMENT.  Notwithstanding  the  provisions of ARTICLE 10 hereof,  Landlord  agrees that for so long as the Berkshire Loan is unpaid,  the
Berkshire  Mortgagee  shall  have,  from and after  the date that the  Berkshire
Mortgagee succeeds to the rights and interests of Tenant hereunder, the one-time right to assign and transfer  this Lease  without the prior  consent of Landlord provided  such assignee or  transferee  is not a Prohibited  Transferee.  In the event that the Berkshire  Mortgagee  attempts in good faith to assign this Lease but is unable to do so for a period of 120 days,  then,  after such period,  the
Berkshire  Mortgagee  shall have the one-time right to assign this Lease subject only to the restriction set forth in clause (v) of the definition of "Prohibited
Transferee".

                                   ARTICLE 12

                             REPAIRS AND MAINTENANCE

     Section 12.1 MAINTENANCE. Throughout the term of this Lease, Tenant, at its sole cost and  expense,  shall  take care of the  Premises,  including,  without limiting the generality of the foregoing, all Equipment and articles of personal property therein or thereon and all sidewalks,  grounds,  areas, vaults, chutes, sidewalk hoists, railings,  gutters, alleys and curbs in front of or adjacent to the  Premises  and will keep and  maintain  the same in safe  order and the same condition as exists on the date hereof,  reasonable wear and tear excepted,  and make all repairs  therein and thereon,  interior and  exterior,  structural  and
nonstructural,   ordinary  and  extraordinary,   and  unforeseen  and  foreseen,
necessary  to keep the same as exists on the date  hereof,  reasonable  wear and tear excepted.  Tenant shall not commit or suffer,  and shall use all reasonable precaution  to prevent,  waste to the Premises.  When used in this Section,  the term "repairs" shall include all necessary  replacements,  renewal,  alterations and  additions.  All repairs  made by Tenant shall be equal or better in quality and class to the original work.

     Section 12.2 NO LANDLORD  OBLIGATIONS.  Tenant acknowledges and agrees that
Landlord shall not be required to furnish any services,  utilities or facilities whatsoever  to the  Premises.  In  addition,  Landlord  shall  have  no  duty or obligation to make any alteration,  change,  improvement,  replacement or repair to, or to demolish,  any Improvements now or hereafter erected or maintained on, the Land.  Tenant  assumes the full and sole  responsibility  for the condition,
operation,  repair,  alteration,  improvement,   replacement,   maintenance  and
management of the Premises.

                                       24

                                   ARTICLE 13

                       CHANGES, ALTERATIONS AND ADDITIONS

     Section 13.1 CAPITAL  IMPROVEMENTS.  Tenant shall not demolish,  replace or alter  the  Improvements,  or any part or parts  thereof,  or make any  addition
thereto  or  construct  any  additional   building  on  the  Premises,   whether
voluntarily or in connection with a repair or restoration required by this Lease
(any such action being herein  referred to as a "CAPITAL  IMPROVEMENT"),  unless
and  until  Tenant  shall  comply  with  the  following   requirements  and,  if
applicable, with the additional requirements set forth in SECTION 13.2:

     13.1.2  Tenant shall have  procured and paid for, so far as the same may be required  from  time to  time,  all  permits,  certificates  and  authorizations required by any  Governmental  Authority  or any  officer,  department,  office, bureau, agency or instrumentality  thereof now existing or hereafter created and having jurisdiction over the Premises. Landlord shall not unreasonably refuse to join in the application for such permit or  authorization  and shall  reasonably
cooperate  with  Tenant,   without  charge  except  to  the  extent   Landlord's
participation  required is more than de minimis,  in which case Tenant agrees to pay to Landlord,  upon demand and as additional rent hereunder, a reasonable fee and Landlord's  costs paid or incurred in connection  therewith.  Landlord shall not be subject to any  liability  for the  payment of any costs or  expenses  in connection with any such  applications and Tenant hereby  indemnifies and agrees to defend and hold Landlord harmless from and against any and all such costs and expenses.  Copies of all required permits and authorizations  shall be delivered to Landlord prior to the commencement of work on any Capital Improvement.

          13.1.3 Any Capital  Improvement  shall,  when completed,  be of such a character as not to reduce the value of the Premises below its value immediately before such Capital Improvement.

          13.1.4 Any Capital  Improvement  shall be made  promptly  (Unavoidable
Delays excepted) and in a good and workmanlike manner and in compliance with all applicable permits, certificates and authorizations and building and zoning laws and with all other Requirements.

          13.1.5 The cost of any  Capital  Improvement  shall be paid in cash or its  equivalent,  so that the  Premises  shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Premises.

          13.1.6 No Capital  Improvement  shall be undertaken until Tenant shall have delivered to Landlord insurance policies or certificates therefor issued by responsible  insurers,  bearing notations  evidencing the payment of premiums or accompanied by other evidence  satisfactory  to Landlordd of such payments,  for
Worker's Compensation Insurance covering all persons employed in connection with the  work and with  respect  to whom  death or  bodily  injury  claims  could be asserted  against  Landlord,  Tenant or the Premises,  and, unless the liability insurance  then in effect  with  respect to the  Premises  shall cover the risk, owner's protective liability insurance expressly covering the additional hazards resulting  from the Capital  Improvement  and work  thereon with limits not less than those, and otherwise subject to the same

                                       25

conditions  and  requirements,  set  forth  in  Article  6 with  respect  to the liability  insurance required  thereunder.  If under the provisions of any fire, liability or other  insurance  policy or policies then covering said Premises or any part  thereof  any consent to such  Capital  Improvement  by said  insurance company or  companies  issuing  such  policy or  policies  shall be  required to continue and keep such policy or policies in full force and effect, Tenant shall obtain such consents and pay any  additional  premiums or charges  therefor that may be imposed by said insurance company or companies.

     Section 13.2  SIGNIFICANT  CAPITAL  IMPROVEMENTS.  In the event that except with  respect  to  decorative  items  (i)  the  estimated  cost  of any  Capital
Improvement shall exceed $500,000, or (ii) any Capital Improvement would involve work of a structural nature, then in addition to complying with the requirements of the  preceding  SECTION  13.1,  Tenant  shall also comply with the  following requirements:

          13.2.1  At least  30 days  prior  to the  commencement  of any work in connection  with the  proposed  Capital  Improvement,  (i) Tenant  shall  notify
Landlord in writing of the nature of the Capital  Improvement  and the estimated cost  thereof and (ii)  deliver to  Landlord a  certificate  from the  architect described in  subparagraph  13.2.3 below  certifying  that the proposed  Capital
Improvement  will not (x) reduce or impair the  value of the  Premises,  or (y)
change the use or  character  of the  Premises  from that which exists as of the date hereof or that which is permitted pursuant to SECTION 23.1;

          13.2.2  At  least  10 days  before  the  commencement  of any  work in connection  with the  proposed  Capital  Improvement,  Tenant  shall  furnish to
Landlord the following:

     (i)  security reasonably  acceptable to Landlord,  guaranteeing  completion thereof within a reasonable time subject to Unavoidable  Delays,  free and clear of all liens, encumbrances,  chattel mortgages,  conditional bills of sale and other charges;

     (ii) complete plans and specifications for the proposed Capital Improvement satisfying the requirements of subparagraph (a) of SECTION 8.1 hereof;

     (iii)a  contract  for  the   construction   of  said  Capital   Improvement
          satisfying the requirements of subparagraph (b) of SECTION 8.1 hereof;

     (iv) an assignment of the aforesaid contract satisfying the requirements of subparagraph (c) of SECTION 8.1, hereof; and

     (v)  insurance  policies  or  certificates  of  insurance   reflecting  the
          following:

          (a)  contractor's   comprehensive  general  and  automobile  liability
               insurance  in an amount  not less than the  amounts  set forth in
               SECTION 6.1(b) hereof for bodily injury and property damage;

                                             26

          (b)  owner's  protective   insurance  written  under  a  comprehensive
               general  liability  policy or policies  form,  separate  from the contractor's  comprehensive  general liability policy required by subparagraph  (i) above,  naming  Landlord  and Tenant,  as their respective  interests may appear,  in an amount not less than the amounts set forth in SECTION  6.1(b) hereof for bodily injury and property damage;

          (c)  worker's  compensation and disability benefits insurance covering
               all  persons  or  entities   employed  in  connection   with  the
               construction  of the  improvement  with  respect to whom death or bodily injury claims could be asserted against Landlord;

          (d)  builder's risk insurance  (fire,  extended  coverage,  vandalism, malicious  mischief,  burglary and theft)  written on a completed value  (non-reporting) basis with limits as provided in Article 6 hereof, naming any general contractor engaged by Tenant, and also naming  Landlord and Tenant,  as their  respective  interests may appear. In addition, such insurance (x) shall contain a waiver or subrogation  against  subcontractors  and an endorsement  stating that  "permission is granted to complete and occupy";  (y) if any off-site  storage  location is used,  such insurance shall cover, for full insurable value, all materials and equipment on or about any such off-site storage location  intended for use with respect to the improvement;

          (e)  during the demolition of the Existing Structure,  such additional liability insurance as Landlord reasonably requires to insure the added risks attendant upon such demolition;

          (f)  insurance  against  damage  to  property  adjacent  to  the  Land insuring  against any damage to such  property as a result of the construction,  use or maintenance of the  improvement,  including
               without   limitation,   any   excavation  of  the  Land  and  the
               construction of the foundation for the improvement; and

          (g)  such other  insurance in such amounts as may from time to time be reasonably required by Landlord and similar to that required  by

                                       27

               landlords   of   property   similar  to  the  Land,   during  the
               construction  of the  improvement,  against such other  insurable hazards  as are  commonly  insured  against  in  connection  with construction of improvements  similar to the Initial Construction on premises similarly situated.

          13.2.3  Such  Capital  Improvement  shall be  carried  out  under  the supervision  of an  architect  selected  by Tenant  and  approved  in writing by
Landlord, which approval shall not be unreasonably withheld or delayed.

          13.2.4 Tenant shall pay to Landlord the  reasonable  fees and expenses of any  architect  or  engineer  selected  by  Landlord to review  the plans and specifications and inspect the work on behalf of Landlord.

     Section  13.3  TITLE  TO  IMPROVEMENTS.  Notwithstanding  anything  to  the contrary  contained in this Lease, all erections,  alterations,  improvements or additions  (including,  without limitation,  Capital Improvements) made upon the
Premises by Tenant or any person or entity  acting by, under or through  Tenant, shall be and be deemed the property of Tenant.

                                   ARTICLE 14

                     REQUIREMENTS OF PUBLIC AUTHORITIES AND
                     OF INSURANCE UNDERWRITERS AND POLICIES
                     --------------------------------------

     Section 1.4.1 TENANT COMPLIANCE WITH REQUIREMENTS. Tenant shall, at its own cost and expense,  during the term of this Lease,  promptly  comply with any and all  Requirements  irrespective  of the nature of the work  required to be done, extraordinary as well as ordinary, of federal,  state, city, county,  borough or other governmental, public or quasi-public authorities now existing or hereafter created,  and of any  and  all of  their  departments  and  bureaus,  and of any applicable  Fire  Rating  Bureau or other  body  exercising  similar  functions, affecting the Premises or any street,  avenue  and/or  sidewalk in front thereof and/or  any  vault in or  under  the  same,  or  requiring  the  removal  of any encroachment,  or affecting the maintenance,  use or occupation of the Premises, whether or not the same involve or require any structural change or additions in or to the Premises, and irrespective of whether or not such changes or additions be required on account of any particular use to which the Premises,  or any part thereof,  may be put; and Tenant  shall also comply with any and all  provisions and requirements of any fire, liability or other insurance policy required to be carried by Tenant under the provisions of this Lease.

     Section 14.2 TENANT MAY CONTEST VALIDITY OF REQUIREMENTS. Tenant shall have the right to contest the  validity of any such  Requirement  or the  application thereof at Tenant's own expense.  During such contest,  compliance with any such contested  Requirement  may be deferred by Tenant upon  condition  that,  before instituting  any such  proceedings,  Tenant  shall  furnish to Landlord a surety company bond, a cash deposit, letter of credit or other security satisfactory to
Landlord, securing compliance with the contested Requirements and payment of all interest,  penalties, fines, fees and expenses in connection therewith. Any such proceeding instituted by Tenant shall be begun as soon as is

                                       28

reasonably  possible after the issuance of any such contested  matters and shall be prosecuted to final  adjudication with reasonable  dispatch.  Notwithstanding the furnishing of any bond,  deposit or security,  Tenant shall promptly  comply with any such  Requirements  and compliance shall not be deferred if at any time in connection  therewith:  (a) the Premises,  or any part thereof,  shall in the reasonable  judgment of Landlord be in danger of being  forfeited or lost or (b)
if Landlord shall be subjected to any actual or threatened criminal sanctions or penalties  or  personal  liability,  as  Landlord  shall  reasonably  determine.
Landlord  agrees that it will  cooperate with Tenant in any such contest to such extent as Tenant may reasonably request, it being understood,  however, that the same shall not subject Landlord to any cost,  expense or liability of any nature whatsoever and Tenant hereby  indemnifies and agrees to defend and save Landlord free and harmless from and against any such costs, expenses or liability.

                                   ARTICLE 15

                                   EQUIPMENT

     Section 15.1 REMOVAL OF EQUIPMENT. Except as set forth in SECTION 12.1
Tenant shall not have the right to remove any Equipment from the Premises except for repairs, cleaning or other servicing, or to replace Equipment with Equipment of equal or better quality  without first obtaining the prior written consent of
Landlord. All of the foregoing must be done in accordance with the provisions of
Article 13 hereof.

     Section  15.2  EQUIPMENT  TO BE KEPT IN GOOD ORDER.  Tenant  shall keep all
Equipment  in the same order and  repair as exists on the date  hereof and shall replace the same when necessary with items of similar utility.

     Section 15.3 PAYMENT REQUIREMENTS. All Equipment shall be fully paid for by
Tenant in cash and shall not be subject to  conditional  bills of sale,  chattel mortgages or other title retention agreements.

                                   ARTICLE 16

                               DISCHARGE OF LIENS

     Section 16.1 EXISTING  LIENS.  This Lease and the Leasehold  Estate created hereby  are made  subject to the  exceptions  set forth on  "EXHIBIT  2" annexed hereto and made a part hereof.

     Section 16.2 NON-PERMITTED  LIENS.  Tenant shall not create or permit to be created any, lien,  encumbrance or charge upon the Premises or any part or parts thereof or the income therefrom, and Tenant shall not suffer any other matter or thing whereby the estate, rights and interest of Landlord in the Premises or any part  thereof  might be impaired  unless  specifically  permitted by this Lease.
Tenant  shall have no power to do any act or make any contract which may  create

                                       29

or be the  foundation  for any  lien,  mortgage  or other  encumbrance  upon the reversion  or other  estate of  Landlord,  or of any interest of Landlord in the
Premises.

     Section  16.3   MECHANIC'S   LIENS.   If  any   mechanic's,   laborer's  or
materialman's  lien shall at any time be filed  against the Premises or any part thereof,  Tenant  shall,  within  thirty  (30) days  after  notice of the filing thereof,  cause the same to be  discharged  of record.  If Tenant  shall fail to cause such lien to be discharged within the period aforesaid,  then, in addition to any other  right or remedy,  Landlord  may,  but shall not be  obligated  to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event  Landlord  shall be  entitled,  if  Landlord  so  elects,  to  compel  the prosecution of an action for the  foreclosure of such lien by the lien or and to pay the  amount of  judgment  in favor of the lien or with  interest,  costs and allowances.  Any amount so paid by Landlord with all costs and expenses incurred by Landlord in  connection  therewith,  together  with  interest  thereon at the
Default Rate from the  respective  dates of Landlord's  making of the payment or incurring of the costs and expense,  shall constitute additional rent payable by
Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

     Section 16.4 NO LANDLORD  LIABILITY.  Nothing in this Lease contained shall be deemed or  construed  in any way as  constituting  the  consent or request of
Landlord,  express or implied by  inference  or  otherwise,  to any  contractor, subcontractor,  laborer or materialman  for the  performance of any labor or the furnishing  of any  materials  for any specific  improvement,  alteration  to or repair of the  Premises  or any part  thereof,  nor as giving  Tenant any right, power or authority  to contract  for or permit the  rendering of any services or the  furnishing  of  materials  that  would  give rise to the filing of any lien against the Premises or any part  thereof.  Notice is hereby given that Landlord shall not be liable for any work  performed  or to be  performed at the Premises for Tenant or any subtenant,  or for any materials  furnished or to be furnished at the Premises for Tenant or any  subtenant,  and that no  mechanic's  or other lien for such work or materials shall attach to or affect the estate or interest of Landlord in and to the Premises.

                                   ARTICLE 17

                         EXISTING CONDITION OF PREMISES

     Tenant  agrees (i) to accept the  Premises in the  existing  condition  and state of repair as of the date hereof and without recourse to Landlord,  (ii) to take possession of same "as is" and "where is" as of the date hereof,  and (iii)
that no representations, statements or warranties, express or implied, have been made by or on behalf  of  Landlord  in  respect  thereof  or in  respect  of the condition  thereof or the present or future use or  occupation  that may be made thereof,  the zoning or other  Requirements,  transferable  development  rights, encumbrances  thereon,  appurtenances,  or  title  thereto  (except  as  may  be expressly  set forth in this Lease or in a  separate  certificate  or  agreement executed  simultaneously  herewith).  Without  limiting  the  generality  of the foregoing, Tenant has not relied on any representations or warranties other than as expressly set forth herein including, without limitation, express or implied, as to (1) the  current  or future  real  estate  tax  liability,  assessment  or valuation of the Premises, (2) the potential qualification of the  Premises  for

                                       30

any and all benefits conferred by Federal,  state or municipal laws, whether for subsidies, special real estate tax treatment, insurance, mortgages, or any other benefits,  whether similar or dissimilar to those enumerated, (3) the compliance of the Premises,  in its current or any future  state,  with  applicable  zoning ordinances  and the ability to obtain a change in the zoning or a variance  with respect to the Premises'  non-compliance,  if any, with said zoning  ordinances,
(4) the availability of any financing for the purchase,  alteration or operation of the Premises from any source,  (5) the current or future use of the Premises, including  but not limited to the Premises'  use for  residential  or commercial purposes,  (6) the present and future  condition and operating  state of any and all Equipment on the Premises and the present or future  structural and physical condition of any  building,  (7) the ownership or state of title of any personal property on the Premises,  (8) the presence or absence of any  Requirements  and any  violations  thereof,  (9) the  layout,  leases,  rents,  income,  expenses, operation,  agreements, licenses, easements,  instruments,  documents or service contracts  of or in any way  affecting  the  Premises,  and (10) the presence or absence of any Hazardous Materials (as hereinafter defined),  and the compliance or non-compliance  with any Hazardous  Materials Laws (as hereinafter  defined).
Landlord shall in no event whatsoever be liable for any latent or patent defects in the Premises.

                                   ARTICLE 18

                    LANDLORD NOT LIABLE FOR INJURY OR DAMAGE
                    ----------------------------------------

     Section 18.1 NO LIABILITY FOR INJURY OR DAMAGE.  Landlord  shall not in any event  whatsoever  be liable for any injury or damage to any  property or to any person happening on, in or about the Premises and its appurtenances, nor for any injury or damage to the Premises or to any  property  belonging to Tenant or any other person which may be caused by any fire, breakage,  leakage or defect or by water,  rain or snow  that may  leak  into,  issue or flow  from any part of the
Premises  or by the  use,  misuse  or abuse  of any of the  elevators,  hatches, openings,  installations,  stairways  or  hallways,  or which may arise from any other cause whatsoever.

     Section  18.2 NO  LIABILITY  FOR  INJURY OR DAMAGE  CAUSED  BY  UTILITY  OR
SERVICE.  Landlord  shall not be liable for any failure of water supply,  gas or electric  current or any other utility or service,  nor for any injury or damage to any  property or person or to the Premises  caused by or  resulting  from any such  failure,  nor  for  the  interference  with  light  or  other  incorporeal hereditaments by any person, or caused by any public or quasipublic work.

                                   ARTICLE 19

                          INDEMNIFICATION OF LANDLORD
                          ---------------------------

     In addition to any other indemnities to Landlord  specifically  provided in this Lease,  Tenant shall indemnify and save harmless Landlord and any holder of a  Mortgage  (and  any  of  their  principals,  partners,  officers,  directors, shareholders,  employees, agents or servants) (collectively,  the "INDEMNITEES")
against and from all liabilities, suits, obligations, fines, damages, penalties, claims, costs, charges and expenses, including reasonable architects' and

                                       31

attorney's  fees,  which may be imposed upon or incurred by or asserted  against any of the  Indemnitiees by reason of any of the following  occurring during the term of this Lease:

               (a)  any work or thing done in, on or about the  Premises  or any part thereof, including,  without limitation, the demolition of any existing  Improvements and/or the construction of any
                    Improvements or any Capital Improvement thereto;

               (b)  any  use,  non-use,  possession,   occupation,   alteration,
                    repair, condition,  operation,  maintenance or management of the  Premises or any part  thereof or of any street,  alley, sidewalk, curb, vault, passageway or space adjacent thereto;

               (c)  any negligence or tortious acts on the part of Tenant or any subtenant  or  any  of its  or  their  agents,  contractors, servants, employees, licensees or invitees;

               (d)  any  accident,  injury  (including  death)  or damage to any person or property occurring in, on or about the Premises or any part  thereof  or in,  on or about  any  street,  alley, sidewalk, curb, vault, passageway or space adjacent thereto;

               (e)  any failure on the part of Tenant to keep, observe,  perform or comply with any of the  covenants,  agreements,  terms or
                    conditions   contained  in  this  Lease  or  any  easements,
                    sublease,   license  or   concession   agreements  or  other
                    contracts and agreements  affecting the Premises on its part to be kept, observed, performed or complied with;

               (f)  any  liability  which  may  be  asserted   against  Landlord
                    relating to the use or  occupancy  of the  Premises or parts thereof;

               (g)  any liability which may be asserted  against Landlord or any lien or claim which may be alleged to have arisen against or on or about  the  Premises  under  the laws of the  State in which the Premises are located or of any other  Governmental
                    Authority arising out of or in connection with,  directly or indirectly, this Lease, the leasehold estate created hereby, the possession of the Premises by Tenant

                                       32

                    hereunder  or any  action  taken  or  failed  to be taken by
                    Tenant, including, without limitation, the use, maintenance, development,  construction, repair and/or restoration of the
                    Premises; or

               (h)  any contest permitted pursuant to the provisions of Articles
                    4 and 14 hereof.

The  provisions  of this Article and all other  indemnity  provisions  elsewhere contained in this Lease shall survive the  expiration or earlier  termination of this Lease. All indemnity  provisions provided for in this Lease shall be deemed to include,  even if not so expressly  stated,  costs and  expenses  (including, without limitation,  reasonable architects' fees and reasonable attorneys' fees)
incurred by Landlord in connection with the liability,  damage,  claim or charge to which the indemnity applies.  The obligations of Tenant under this Article 19 shall not in any way be  affected  by the  absence  or  presence  in any case of covering  insurance  or by the  failure or refusal of any  insurance  carrier to perform  any  obligation  on its part under  insurance  policies  affecting  the
Premises.

                                   ARTICLE 20

                         LANDLORD'S RIGHT OF INSPECTION
                         ------------------------------

     Section 20.1  LANDLORD  INSPECTION.  Tenant  shall permit  Landlord and its agents or representatives to enter the Premises on business days during business hours upon  reasonable  notice to Tenant for the purpose of (i)  inspecting  the same and (ii)  making any  necessary  repairs  thereto and  performing  any work therein that may be necessary by reason of Tenant's  failure after the giving of notice if required hereunder and the expiration of the applicable cure period if any to make any such repairs or perform any such work.  Notwithstanding anything to the contrary  contained in this Article 20,  Landlord shall have the right to enter  the  Premises  at any  time in the  event  of an  emergency  to make  any necessary repairs at Tenant's cost and expense.

     Section 20.2 NO LANDLORD DUTY. Nothing in this Article or elsewhere in this
Lease  shall  imply  any duty  upon the part of  Landlord  to do any  work;  and performance  thereof  by  Landlord  shall not  constitute  a waiver of  Tenant's default in failing to perform the same.

     Section  20.3  INSPECTIONS  FOR  PROSPECTIVE   PURCHASERS  AND  MORTGAGEES.
Landlord  shall have the right to enter the  Premises  on  business  days during business hours upon reasonable  notice to Tenant for the purpose of showing same to  prospective  purchasers or  mortgagees  thereof and, on business days during business hours upon reasonable  notice to Tenant within  twenty-four (24) months prior to the  expiration  of the term of this Lease,  for the purpose of showing the same to prospective tenants.

                                       33

                                   ARTICLE 21

                 LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS
                 ----------------------------------------------

     If Tenant shall at any time fail to pay any  Imposition in accordance  with the provisions  hereof,  or to take out, pay for, maintain or deliver any of the insurance policies (or certificates)  provided for herein, or shall fail to make any other  payment or perform any other act on its part to be made or  performed after the  giving of notice if  required  hereunder  and the  expiration  of the applicable grace period, if any, except in the case of emergency, then Landlord, without waiving or releasing  Tenant from any obligation of Tenant  contained in this Lease, may (but shall be under no obligation to):

          (a) pay any  Imposition  payable by Tenant  pursuant to the provisions hereof, or

          (b) take  out,  pay for and  maintain  any of the  insurance  policies provided for herein, or

          (c) make any other  payment or perform any other act on Tenant's  part to be made or performed as in this Lease  provided,  and may enter upon the
     Premises  for the  purpose  and  take  all such  action  thereon  as may be necessary therefor.

All sums so paid by Landlord and all costs and expenses  incurred by Landlord in connection with the performance of any such act,  together with interest thereon at the Default Rate from the respective dates of Landlord's  making of each such payment or  incurring  of each such cost and expense  shall be paid by Tenant to
Landlord on demand.  Any  payment or  performance  by  Landlord  pursuant to the foregoing  provisions  of this Article shall not be nor be deemed to be a waiver or release of the breach or  default of Tenant  with  respect  thereto or of the right of Landlord to terminate this Lease,  institute summary proceedings and/or take such other action as may be permissible hereunder in the event of breach or default by Tenant.  Landlord  shall not be limited,  in the proof of any damages which  Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force  insurance as  aforesaid,  to the amount of the insurance  premium or premiums not paid, but Landlord shall also be entitled to recover as damages  for such  breach,  the  uninsured  amount of any loss and damages,  costs and  expenses of suit,  including  reasonable  attorneys'  fees, suffered or incurred by reason of damage to or destruction  of the Premises.  In addition,  Landlord  shall  endeavor  to give  written  notice to any  Leasehold
Mortgagee promptly after taking any action under this ARTICLE 21.

                                       34

                                   ARTICLE 22
                                 FEE MORTGAGES

     Section  22.1 RIGHT TO  MORTGAGE.  Nothing  herein  contained  shall  limit
Landlord's right  to place any  mortgage  on the  interests  of  Landlord in the
Premises  including,  without  limitation,  any  modifications,  consolidations, extensions,  renewals and  replacements  thereof  (hereinafter  referred to as a
"Mortgage").

     Section 22.2 NOTICE IN CASE OF OMISSION. If any act or omission of Landlord would give Tenant the right,  immediately or after lapse of a period of time, to cancel or  terminate  this Lease,  or to abate the payment of rent or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written  notice of such act or omission to Landlord and the holder of each
Mortgage; provided the name and address of the holder of any such Mortgage shall previously  have been furnished to Tenant,  and (b) until thirty (30) days shall have  elapsed  following  the giving of such  notice if the same can be remedied within such  thirty  (30) day period or if the same  cannot be  remedied  within thirty (30) days until a reasonable  period of time has elapsed to cure provided such cure has  commenced  within  the  thirty  (30) day  period,  and,  further, provided the holder of such Mortgage shall with due diligence continue to remedy such act or omission.

     Section  22.3  OBLIGATIONS  TO  SUCCESSOR  LANDLORD.  If the  holder of any
Mortgage,  or any  designee of any such holder,  shall  succeed to the rights of
Landlord under this Lease,  whether through  possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding
to  Landlord's  rights  (herein  called  "SUCCESSOR  LANDLORD"),   Tenant  shall
automatically  attorn to and  recognize  such  Successor  Landlord  as  Tenant's landlord under this Lease and shall promptly  execute and deliver any instrument
(herein  called  "ATTORNMENT   AGREEMENT")  that  such  Successor  Landlord  may
reasonably request to evidence such attornment.  Upon such attornment this Lease shall  continue in full force and effect as a direct lease between the Successor
Landlord and Tenant upon all of the terms,  conditions  and covenants as are set forth in this Lease,  except that the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset,  not expressly  provided for in this Lease,  which theretofore shall have  accrued  to  Tenant  against  Landlord;  (c)  be  bound  by  any  previous modification  of this  Lease  or by any  previous  prepayment  of more  than one month's Rental, unless such modification or prepayment shall have been expressly approved in writing by the holder of the  Mortgage;  or (d) be obligated to make any  improvements  to, or perform any work at, or furnish any  services  to, the
Premises.

     Section  22.4  PRIORITY  OF  LEASE.  This  Lease  and all  rights of Tenant hereunder are and shall have priority over, and shall be senior and superior to, the lien of any  Mortgage  hereafter  made by Landlord  and  affecting  the Land and/or the Improvements (e.g., other than the mortgages listed in the Exhibit of
Permitted Exceptions), whether or not such Mortgage shall also cover other lands and/or buildings, and to each and every advance now or hereafter to be

                                       35

made under such Mortgage, and to all modifications, spreaders and consolidations of such Mortgage.

                                   ARTICLE 23

                      PERMITTED USE; NO UNLAWFUL OCCUPANCY
                      ------------------------------------

     Section 23.1 PERMITTED USE. Subject to applicable law and the provisions of this Lease,  Tenant  shall use the  Premises  solely as and for racing,  gaming, entertainment,  retail, hotel,  restaurants,  any other use related to so-called
"tourism" and other  ancillary and related  activities  thereto only, and for no other purpose.  Tenant shall not use the Premises for any other purpose  without
Landlord's prior written consent.

     Section 23.2  HAZARDOUS  USE.  Tenant will not suffer any act to be done or any  condition  to exist on the  Premises  or any portion  thereof  which may be hazardous or which may make void or voidable any insurance  then in force on the
Premises.

     Section 23.3 PUBLIC USE.  Tenant shall not suffer or permit the Premises or any portion thereof to be used by the public as such, without  restriction or in such  manner as might  reasonably  tend to impair  title to the  Premises or any portion thereof,  or in such manner as might reasonably make possible a claim or claims of adverse  usage or adverse  possession  by the public,  as such,  or of implied dedication of the Premises or any portion thereof.

     Section 23.4 NO SUBLET TO TAX EXEMPT  ENTITY.  Notwithstanding  anything to the  contrary  contained in this Lease,  Tenant shall not sublet,  nor suffer or permit the sub-subletting of all or any portion of the Premises,  or assign this
Lease,  to a "TAX EXEMPT  ENTITY".  Tax Exempt  Entity shall mean any tax exempt entity within the meaning of Section 168(h) of the Internal Revenue Code of 1986
or any successor or substitute statute,  rule or regulation  applicable thereto, as same may from time to time be amended.

                                   ARTICLE 24

                             ARBITRATION, APPRAISAL
                             ----------------------

     Section 24.1  ARBITRATION  PROCEDURE.  Arbitration of any matter or dispute which  under  this  Lease  is  specifically  to  be  settled  or  determined  by arbitration (i.e.  SECTION 28.1) shall proceed in the following  manner:  either party  shall  notify the other  party of its desire to  arbitrate  the matter or dispute  and shall  state in said notice the name and address of a person to act as arbitrator hereunder. Within ten (10) business days after the receipt of such notice,  the other party shall give notice to the sender of the  first-mentioned notice, stating the name and address of a person to act as arbitrator hereunder.
The  arbitrators  so specified in such notices shall be experienced in the field of the matter in dispute.  If within fifteen (15) days following the appointment of the latter of said  arbitrators,  said two (2) arbitrators shall be unable to agree in respect of the matter in dispute, the said arbitrators shall appoint by

                                       36

instrument  in writing,  as third  arbitrator,  an  impartial  person  similarly experienced,  who shall proceed with the two (2) arbitrators  first appointed to determine  the matter in  dispute.  The  written  decision of any two (2) of the arbitrators  so  appointed  shall be binding  and  conclusive  upon the  parties hereto.  If after notice of the  appointment  of an  arbitrator  the other party shall  fail  within  the  above-specified  period of ten (10)  business  days to appoint an arbitrator,  such appointment of a similarly  experienced  arbitrator may be made, upon  application  without notice by the person who shall have been appointed an arbitrator by any court of competent jurisdiction (the "Court"). If the two (2)  arbitrators  aforesaid shall be unable to agree within fifteen (15)
days following the appointment of the latter of said arbitrators upon the matter in dispute and shall fail promptly to appoint in writing a third arbitrator, the third  arbitrator  shall be  appointed by the Court upon  application  by either party.  If any arbitrator  appointed as aforesaid by either of the parties or by said  Court or by the other two (2)  arbitrators  so  appointed  shall  die,  be disqualified or  incapacitated or shall fail or refuse to act before such matter shall have been determined,  a substitute arbitrator shall promptly be appointed by the person or  persons  who  appointed  the  arbitrator  who shall have died, become  disqualified or incapacitated or who shall have failed or refused to act as  aforesaid,  and if a substitute  arbitrator  is not so named within ten (10)
business  days  after such  death,  disqualification,  incapacity  or failure or refusal to act, such substitute  arbitrator shall be appointed by the Court upon application of either party.

     Section 24.2 FEES. Landlord shall pay the fees of the arbitrator  appointed by  Landlord,  and  Tenant  shall pay the fees of the  arbitrator  appointed  by
Tenant.  The fees of the third arbitrator (if any) shall be paid in equal shares by Landlord and Tenant.

     Section 24.3 RIGHT TO APPEAR. Landlord and Tenant shall each have the right to appear and be represented by counsel  before said  arbitrators  and to submit such data and memoranda in support of their  respective  positions in the matter in dispute as they may deem necessary or appropriate in the circumstances.

     Section 24.4 AWARD BINDING.  The award of the arbitrators  shall be binding upon the parties and judgment  may be entered  thereon in any court of competent jurisdiction.  In rendering their decision and award the arbitrators  shall have no power to modify any of the provisions of this lease,  and the jurisdiction of the arbitrators is limited accordingly.

     Section 24.5 JURISDICTION. Any arbitration held pursuant to this Article 24 shall be held in the City of New York, State of New York.

     Section 24.6  APPRAISAL.  Fair Market Value shall be deemed to be and shall be defined as the price at which Landlord's  interest in the Land,  unencumbered by this Lease and any other lease,  sublease or occupancy agreement,  would then be sold for cash by a willing  seller not  compelled to sell to a willing  buyer not compelled to buy, if the Land were vacant, unimproved, and free and clear of all liens and  encumbrances  and the Land were to be  utilized by such buyer for its highest and best use, which have been or may be acquired in connection  with the Initial Construction (as defined in SECTION  39.1)  (such price,  the  "FAIR

                                       37

MARKET PROPERTY VALUE").  If, pursuant to the provisions of SECTION 28.2 hereof, either  Landlord or Tenant shall elect,  by written notice to the other, to have any disputed Fair Market Property Value be determined by appraisal in accordance with the  provisions  of this  Article 24, then each such  disputed  Fair Market
Property  Value  shall  be  determined  by  appraisal  in  accordance  with  the following:

     24.6.1  Within twenty (20) days after the date that such notice is received by the party to which it was sent, each of Landlord and Tenant, by notice to the other party,  shall appoint an appraiser to act on its behalf in connection with the appraisal (the two appraisers so appointed being herein  collectively called the  "INITIAL  APPRAISERS").  If either  Landlord or Tenant shall fail to timely appoint an Initial  Appraiser  within such 20-day  period,  then the party which appointed an Initial  Appraiser may notify the other party of such failure,  and if, in such event,  the other  party does not,  within a period of ten (10) days after its receipt of such notice, appoint the second Initial Appraiser, then the appointed  Initial Appraiser shall  independently  select and appoint the second
Initial  Appraiser,  who  shall be  impartial,  within  five (5) days  after the expiration of such 10-day period.

     24.6.2  The  Initial   Appraisers,   within  twenty  (20)  days  after  the
appointment of both of them,  shall jointly  appoint a mutually  agreeable third appraiser  who shall be  impartial  (herein  called the "THIRD  APPRAISER")  and notify Landlord and Tenant thereof. If the Initial Appraisers fail to agree upon and appoint the Third Appraiser within such 20-day period,  then either Landlord or Tenant may request that the American Arbitration  Association ("AAA") appoint the Third Appraiser within twenty (20) days after such request, and both parties shall be bound by any  appointment  so made within such  20-day  period.  If the
Third  Appraiser shall not have been appointed  within such 20-day period,  then either  Landlord or Tenant may apply to any court  having  jurisdiction  to make such  appointment.  The Third  Appraiser shall subscribe and swear to an oath to fairly and impartially perform his duties hereunder.

     24.6.3  After  the  appointment  of the  Third  Appraiser,  (i)  the  Third
Appraiser  shall be given  both the Tenant  Initial  FMV  Determination  and the
Landlord Initial FMV Determination, and (ii) the Third Appraiser shall arrange a meeting of all three appraisers  (herein called the "APPRAISER  MEETING") at the
Premises  (or at such  other  place as is  reasonably  designated  by the  Third
Appraiser),  which  Appraiser  Meeting shall be during  business hours on a date which is not less than  thirty  (30)  days,  and not more than  sixty (60) days, after the date upon the Third  Appraiser was  appointed.  Prior to the Appraiser
Meeting, each of the Initial Appraisers, Landlord and Tenant shall each have the right to appear  and to submit  data and  memoranda  to the Third  Appraiser  in support of either the Tenant Initial FMV Determination or the Tenant Initial FMV
Determination,  as the case may be; provided, that such data and memoranda shall be submitted  simultaneously  to Initial  Appraisers  and Landlord and Tenant so
that the same may be rebutted. Landlord and Tenant shall have not less than five
(5) days  notice of the date,  time and  location of the  Appraiser  Meeting and shall have the right to have their respective representatives present thereat.

     24.6.4  Within  fifteen (15) days after the  Appraiser  Meeting,  the Third
Appraiser  shall select (to be the Fair Market Property Value in dispute) either the Tenant Initial FMV Determination or the Landlord Initial FMV  Determination,
based upon which such  determination,  in  the  Third  Appraiser's opinion, more

                                       38

accurately reflects the Fair Market Property Value as of the Appraisal Date, and
shall notify  Landlord and Tenant of such selection in writing.  The Fair Market
Property  Value so selected  shall be conclusive  and binding upon both Landlord and Tenant.

     24.6.5 The fees and expenses of any such  appraisal  process shall be borne by the  parties  equally,  except  that each party shall bear the expense of the
Initial  Appraiser  appointed by it and its attorneys and experts as well as any expenses of presenting its own proof.

     24.6.6 Each appraiser shall be a disinterested  person of at least ten (10)
years  experience  as a real estate  broker or  appraiser  and be familiar  with first-class  retail,  hotel, and  entertainment  property in the vicinity of the
Premises.

     24.6.7 It is expressly understood, and each appraiser shall acknowledge and agree, that any determination of the Fair Market Property Value shall be made as of the Appraisal Date and based solely on the definition  above.  The appraisers shall not have the power to add to, modify or change any such definitions or any other  provisions  of the  Lease,  and the  jurisdiction  of the  appraisers  is accordingly limited.

                                   ARTICLE 25

                                  LATE CHARGES
                                  ------------

     In the event  payment of any sums required to be paid by Tenant to Landlord under this Lease  shall  become  overdue for thirty (30) days beyond the date on which they are due and payable as in this Lease provided  without the benefit of any grace or notice  provision,  then sums so overdue shall be payable on demand with  interest at the  Default  Rate  (commencing  on such due date and until so paid),  as  liquidated  damages for  Tenant's  failure to make  prompt  payment.
Furthermore,  if any  installment  of  Fixed  Net  Rent or  additional  rent due hereunder  is not paid on or before  the tenth  (10th)  day of the month  during which such installment is due, Tenant shall pay Landlord, as additional rent, on or before the first  day of the  following  month,  six cents for each dollar so overdue  in  order  to  defray  Landlord's  administrative  and  other  costs in connection  with  such late  payment.  In the  event of  nonpayment  of any late charges  Landlord shall have, in addition to all other rights and remedies,  all of the  rights  and  remedies  provided  for  herein  and by law in the  case of nonpayment  of the Fixed Net Rent.  No failure by  Landlord  to insist  upon the strict  performance by Tenant of Tenant's  obligations to pay late charges shall constitute a waiver by Landlord of its rights to enforce the  provisions of this
Section in any instance thereafter occurring.  The provisions of this Article 25 shall not be construed in any way to extend the grace periods or notice  periods provided for in this Lease.

                                   ARTICLE 26

                DEFAULTS, CONDITIONAL LIMITATIONS, REMEDIES, ETC.
                -------------------------------------------------

     Section  26.1 TENANT  DEFAULT.  Each of the  following  events  shall be an
"Event of Default" hereunder:

                                       39

          26.1.1 Failure  of Tenant to pay or deposit any  installment  of Fixed
Net Rent, or any part thereof, when due, and the continuance of such failure for a period of ten (10) days after  written  notice from Landlord  specifying  such failure;

          26.1.2  Failure of Tenant to pay or deposit any  installment of Rental other than Fixed Net Rent, or any part  thereof,  or any other payment of money, costs or expenses  herein agreed to be paid by Tenant other than Fixed Net Rent, when due, and the  continuance  of such failure for a period of thirty (30) days after written notice from Landlord specifying such failure;

          26.1.3  Failure of Tenant to  observe  or  perform  one or more of the other  terms,  conditions,  covenants  or  agreements  of  this  Lease  and  the continuance  of such  failure  for a period of thirty  (30) days  after  written notice by Landlord specifying such failure (unless such failure requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such thirty  (30) day  period,  in which case no default  shall be deemed to exist so long as Tenant shall have commenced  curing the same within such thirty (30) day period and shall diligently and continuously prosecute the same to completion);

          26.1.4 (i) the filing of an application by Tenant for a consent to the appointment  of a  receiver,  trustee or  liquidator  of itself or of all of its assets;  or (ii) the filing by Tenant of a voluntary  petition in  bankruptcy or the  filing of a  pleading  in any  court of record  admitting  in  writing  its inability  to pay its debts as they become due; or (iii) the making by Tenant of a general assignment for the benefit of creditors;  or (iv) the filing by Tenant of  an  answer  admitting  the  material  allegations  of  or  consenting  to or
defaulting  in  answering  a  petition   filed  against  it  in  any  bankruptcy
proceeding;

          26.1.5  the  entry of an  order,  judgment  or  decree by any court of competent  jurisdiction  adjudging  Tenant a bankrupt or  appointing a receiver, trustee or liquidator for Tenant or its assets, which entry,  judgment or decree has not been overturned within sixty (60) days;

          26.1.6 if a levy under  execution or attachment  shall be made against
Lessee or Guarantor or its or their property for an amount greater than $500,000 and such execution or attachment shall not be vacated or removed by court order, bonding or otherwise within a period of thirty (30) days;

          26.1.7 if Tenant  shall be  liquidated  or  dissolved,  or shall begin proceedings  toward such  liquidation or  dissolution,  or shall, in any manner, permit the divestiture of substantially all its assets;

          26.1.8 if Tenant shall vacate or abandon the Premises; or

          26.1.9  if this  Lease or the  estate  of  Tenant  hereunder  shall be transferred  to or assigned to or subleased to or shall pass to or devolve upon, any person or party, except in a manner herein permitted.

                                       40

     Section 26.2 NOTICE. If an Event of Default shall occur,  Landlord,  at any time  thereafter,  may at its option give written  notice to Tenant stating that this Lease and the term hereby  demised  shall expire and  terminate on the date specified in such notice, and upon the date specified in such notice, this Lease and the term  hereby  demised  and all rights of Tenant  under this Lease  shall expire and terminate as if that date were the date herein  definitely  fixed for the  termination of the term of this Lease,  and Tenant shall quit and surrender
the  Premises,   but  Tenant  shall  remain  liable  as  hereinafter   provided.
Notwithstanding  the above,  Landlord  acknowledges and agrees that in the event the Event of Default  which gave rise to the  termination  of this Lease  occurs during the period  commencing on the Commencement Date and ending on October 31,
2006,  Tenant shall  nevertheless  be entitled to exercise  the Tenant  Purchase
Option  during  such  period.  In the event  that  Tenant  exercises  the Tenant
Purchase Option, Landlord agrees that if Tenant cures any monetary defaults then outstanding, Tenant may consummate the Tenant Purchase Option and the provisions of Article 37 hereof shall control the exercise  thereof and the consummation of the acquisition of the Purchased Land by Tenant.

     Section 26.3  REMEDIES.  If any Event of Default shall occur,  Landlord may without  notice  re-enter and repossess  the Premises  using such force for that purpose as may be necessary  without being liable to indictment,  prosecution or damages  therefor,  and Tenant shall  nevertheless  remain liable as hereinafter provided for the  remainder of the term hereof.  If Landlord  shall so re-enter,
Landlord may, at its option,  repair and alter the Premises in such manner as to
Landlord may seem  necessary or  advisable,  and/or let or relet the Premises or any parts  thereof for the whole or any part of the remainder of the term hereof or for a longer period, in Landlord's name or as agent of Tenant, and out of any rent collected or received as a result of such reletting Landlord shall:  first, pay to itself the cost and expense of retaking,  repossessing,  repairing and/or altering  the  Premises,  and the cost and expense of  removing  all persons and property  therefrom;  second,  pay to itself the cost and expense  sustained  in securing  any new  tenants,  and if  Landlord  shall  maintain  and  operate the
Premises the cost and expense of operating and  maintaining  the Premises;  and, third, pay to itself any balance remaining on account of the liability of Tenant to  Landlord.  No re-entry  by  Landlord,  whether  had or taken  under  summary proceedings  or  otherwise,  shall  absolve or discharge  Tenant from  liability hereunder.  Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part therefor,  or for any failure to collect any rent due on any such  reletting.  Should any rent so collected by Landlord  after the aforementioned  payments be insufficient to fully pay to Landlord a sum equal to all such Rental and other payments and charges reserved  herein,  the deficiency shall be paid by Tenant on the rent days herein specified.

     Section 26.4  ENFORCEMENT.  The Rental payable hereunder and each and every installment  thereof,  and all  costs,  reasonable  attorneys'  fees  and  other expenses  which may be incurred by Landlord in enforcing the  provisions of this
Lease or on account of any  delinquency of Tenant in carrying out the provisions of this Lease,  shall be and they hereby are declared to constitute a valid lien upon the interest of Tenant in this Lease and in the Premises.

                                       41

     Section  26.5  RECOVERY OF DAMAGES.  Suit or suits for the recovery of such deficiency or damages,  or for a sum equal to any installment or installments of
Rental, Impositions and other charges hereunder, may be brought by Landlord from time to time at  Landlord's  election,  and nothing  herein  contained  shall be deemed to  require  Landlord  to await the date  whereon  this Lease or the term hereof would have expired by limitation had there been no such default by Tenant or termination.

     Section 26.6 LIQUIDATED  DAMAGES.  Nothing in this Article  contained shall limit or  prejudice  the right of  Landlord  to prove and  obtain as  liquidated
damages  in  any  bankruptcy,   insolvency,   receivership,   reorganization  or
dissolution  proceeding  an amount equal to the maximum  allowed by a statute or rule of law  governing  such  proceeding  and in  effect  at the time  when such damages are to be proved,  whether or not such  amount be  greater,  equal to or less  than  the  amount  of the  damages  referred  to in  any of the  preceding subdivisions.

     Section 26.7 RECEIPT OF MONEY AFTER LEASE TERMINATION. No receipt of moneys by Landlord from Tenant after  termination of this Lease, or after the giving of any notice of termination of this Lease, shall reinstate, continue or extend the term of this Lease or affect any. notice theretofore given to Tenant, or operate as a waiver of the right of  Landlord  to enforce  the payment of Rental and any other sum or sums of money and other  charges  herein  reserved and agreed to be paid by Tenant then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper remedy, except as herein otherwise expressly  provided,  it being agreed that after the service of  notice  to  terminate  this  Lease or the  commencement  of suit or  summary proceedings,  or  after  final  order or  judgment  for the  possession  of said premises,  Landlord may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such notice, proceeding, order, suit or judgment,  all such moneys  collected being deemed payments on account of the use and occupation of said Premises or, at the election of Landlord,  on account of Tenant's liability hereunder.

     Section 26.8 NOTICE OF SERVICE.  Tenant hereby expressly waives the service of any notice of  intention to re-enter  provided for in any statute,  or of the institution of legal  proceedings to that end, and Tenant,  for and on behalf of itself and all persons  claiming through or under Tenant also waives any and all right of  redemption  provided by any law or statute  now in force or  hereafter enacted or otherwise, or re-entry or repossession or to restore the operation of this Lease in case Tenant shall be  dispossessed  by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or  termination  of this Lease,  and Landlord and Tenant waive and will waive trial by jury in any action,  proceeding or counterclaim  brought by either of the  parties  hereto  against  the other on any  matter  whatsoever arising out of or in any way  connected  with this Lease,  the  relationship  of
Landlord and Tenant, Tenant's use or occupancy of said premises, or any claim of injury or damage. The terms "enter,"  "re-enter," "entry" or "re-entry," as used in this Lease are not restricted to their technical legal meaning.

                                       42

     Section  26.9  WAIVER.  No failure by  Landlord  to insist  upon the strict performance  of any covenant,  agreement,  term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent by Landlord  during the  continuance of any such breach, shall  constitute  a waiver of any such breach or of such  covenant,  agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by Tenant,  and no breach  thereof,  shall be waived, altered or modified  except by a written  instrument  executed by  Landlord.  No waiver of any  breach  shall  affect  or alter  this  Lease,  but each and every covenant,  agreement,  term and  condition of this Lease shall  continue in full force and effect with respect to any other then  existing or  subsequent  breach thereof.

     Section 26.10 REMEDIES.  In the event of any breach or threatened breach by
Tenant of any of the  covenants,  agreements,  terms or conditions  contained in this Lease,  Landlord  shall be  entitled  to enjoin  such breach or  threatened breach and shall have the right to invoke any rights and remedies allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease.

     Section 26.11  REMEDIES ARE  CUMULATIVE.  Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or  otherwise,  and the  exercise or beginning of the  exercise by Landlord of any one or more of the rights or remedies  provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise,  shall not preclude the simultaneous or later exercise by Landlord of any or all other  rights or  remedies  provided  for in this  Lease or now or hereafter existing at law or in equity or by statute or otherwise.

     Section  26.12 COSTS AND  EXPENSES.  Tenant shall pay to Landlord all costs and expenses, including reasonable attorneys' fees, paid or incurred by Landlord in any action or proceeding  to which  Landlord may be made a party by reason of any act or omission of Tenant.  Tenant  shall also pay to Landlord all costs and expenses,  including reasonable attorneys' fees, paid or incurred by Landlord in enforcing any of the covenants and provisions of this Lease and paid or incurred in any action  brought by Landlord  against  Tenant on account of the provisions hereof, and all such costs, expenses, and attorneys' fees may be included in and form a part of any  judgment  entered  in any  proceeding  brought  by  Landlord against  Tenant on or under  this  Lease.  All of the sums  paid or  obligations incurred by Landlord as aforesaid  with interest (at the Default Rate) and costs shall be paid by Tenant to  Landlord  within ten (10) days of the  rendition  by
Landlord to Tenant of any bill or statement therefor.

     Section 26.13  TERMINATION OF LEASE.  In the event of a termination of this
Lease by reason of  default  or breach  by Tenant  hereunder  (a) all  unexpired insurance  premiums,  all  deposits  theretofore  made by  Tenant  with  utility companies, all rights of Tenant under all insurance policies and all fuel in the
Premises shall be deemed to be assigned to and transferred to Landlord,  and (b)
Tenant  shall  deliver to Landlord  all leases of  subtenants  and all  security deposits  and advance  rentals  then held by Tenant with  respect to any and all subleases.

                                       43

     Section 26.14 CALCULATION OF FINAL DAMAGES.

          26.14.1 At any time after this Lease shall be terminated as aforesaid,
Landlord  shall be  entitled to recover  from  Tenant,  and Tenant  shall pay to
Landlord, on demand, as and for liquidated and agreed final damages for Tenant's default,  an amount equal to (i) any costs and expenses  incurred by Landlord in connection  with a reletting  of the  Premises or any part  thereof and (ii) the difference  between the Fixed Net Rent and all other  charges  payable by Tenant hereunder  for the  unexpired  portion of the term demised and the then fair and reasonable  rental value of the Premises for the same period. If the Premises or any part thereof be relet by Landlord for the unexpired  term of this Lease,  or any part thereof, before presentation of proof of such liquidated damages to any court,  commission or tribunal,  the amount of rent reserved upon such reletting shall,  prima facie, be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          26.14.2 Nothing herein contained shall limit or prejudice the right of
Landlord  to prove  for and  obtain  as  liquidated  damages  by  reason of such termination,  an amount  equal to the maximum  allowed by any statute or rule of law in effect at the time when,  and governing the  proceedings  in which,  such damages are to be proved,  whether or not such  amount be greater,  equal to, or less than the amount of the difference referred to above.

                                   ARTICLE 27

                                    NOTICES
                                    -------

          Whenever it is provided herein that notice,  demand,  request or other communication  shall or may be given to or served  upon either of the parties by the other, and whenever either of the parties shall desire to give or serve upon the other any notice, demand, request or other communication with respect hereto or the Land, each such notice,  demand,  request or other communication shall be in writing  and, any law or statute to the  contrary  notwithstanding,  shall be effective for any purpose if given or served as follows:

               (a) If by Landlord,  by mailing the same to Tenant by  registered or certified  mail postage  prepaid,  return  receipt  requested or by nationally  recognized  overnight  delivery,  addressed  to  Tenant at
          Monticello Raceway, Route 17B, Monticello, New York 12701.

               (b) If by Tenant,  by mailing the same to Landlord by  registered or certified mail,  postage  prepaid,  return receipt  requested or by nationally  recognized  overnight  delivery,  addressed to Landlord at
          Monticello Raceway, Route 17B, Monticello, New York 12701.

Either party may change its address  where  notices are to be sent as such party may from time to time designate by notice given to the other in accordance  with the provisions hereof.

                                       44

Every notice, demand,  request or other communication  hereunder shall be deemed to have been given or served (i) upon the date same shall have been  received or receipt  thereof has been refused or rejected;  or (ii)  twenty-four  (24) hours after the time that same  shall  have been sent by  Express  Mail or  nationally recognized overnight delivery service to the addresses as aforesaid.

                                   ARTICLE 28

                                  CONDEMNATION
                                  ------------

     Section 28.1 GENERAL.  If at any time during the term of this Lease, all or substantially  all of the Premises shall be taken for any public or quasi-public purpose  by any  lawful  power or  authority  by the  exercise  of the  right of condemnation  or eminent  domain or by agreement  between  Landlord,  Tenant and those  authorized to exercise such right,  this Lease shall terminate and expire on the date of such taking and the Rental shall be  apportioned  and paid to the date of such taking.

          28.1.1 The term "substantially all of the Premises" shall be deemed to mean such  portion of the Premises  as, when so taken,  would leave  remaining a balance of the Premises  which,  due either to the area so taken or the location of the part so taken in  relation  to the part not so  taken,  would  not  under economic  conditions,  zoning  laws or  building  regulations  then  existing or prevailing,  readily  accommodate  an altered or new  building or buildings of a nature  similar to the building or buildings  existing upon the Land at the date of such taking and of floor area sufficient together with buildings not taken in the  condemnation,  to reasonably  permit a fair and  reasonable  return,  after payment of all operating  expenses thereof,  the Rental and after performance of all covenants, agreements, terms and provisions herein and by law provided or to be  performed  and paid by Tenant.  If there be any dispute as to whether or not
"substantially  all of the  Premises"  have been taken,  such  dispute  shall be submitted to and determined by arbitration as provided for in Article 24 herein.

          28.1.2 If all or  substantially  all of the Premises shall be taken or condemned as provided in this Article, Tenant waives all claims for the value of the unexpired  term of this Lease and Landlord  shall be entitled to collect the entire  award  from the  condemnor,  and Tenant  agrees to  execute  any and all documents that may be required in order to facilitate  collection by Landlord of any and all such awards,  but the aforesaid  award shall be apportioned  between
Landlord and Tenant as provided in SECTION 28.2.

          28.1.3 If all or  substantially  all of the Premises shall be taken or condemned as provided in this  Article,  Tenant  waives all claims for any value for its  leasehold or its interest in this Lease and all claims for its interest in the  Improvements  and all  claims  for  any  compensation  for  the  cost of construction  or the value of the  Improvements  and  Tenant  shall be  entitled solely to the amounts, if any, payable to it under SECTION 28.2.

     Section  28.2  CALCULATION  OF  AWARD.  In the  event of  taking  of all or substantially all of the Premises, the net award (or settlement in lieu thereof)
shall be payable in the following manner and order of priority:

                                       45

          28.2.1 To pay any and all  reasonable  fees and  expenses  incurred in collecting the award;

          28.2.2  To the  Berkshire  Mortgagee  in an  amount  equal to the then outstanding  principal balance of the Loan (together with any other sums payable in connection therewith);

          28.2.3 To Landlord in an amount  equal to the greater of (i) an amount equal to the  Fixed  Net Rent  payable  for the year in which  the  condemnation occurs  divided by five percent (5%) or (ii) the Fair Market  Property Value (as defined in SECTION  24.6),  such Fair Market  Property Value to be determined in accordance with the terms of Article 24 hereof, except that such valuation shall be made as of the Date of Taking (as hereinafter defined); and

          28.2.4 To Tenant in an amount equal to the balance of the condemnation award (if any) after deducting the amount due to Landlord as provided above.

     Section  28.3 DATE OF  TAKING.  For the  purpose  of this  Article  28, the
Premises  or a part  thereof,  as the case may be,  shall be deemed to have been taken or condemned on the date on which actual  possession  of the Premises or a part  thereof,  as the case may be, is acquired by any lawful power or authority or the date on which title vests  therein,  whichever  is earlier  (the "Date of
Taking").

     Section 28.4 PARTIAL TAKING. If less than substantially all of the Premises be so taken or condemned,  this Lease and the term hereof shall continue without abatement of the Rental or diminution of any of Tenant's obligations  hereunder.
Tenant, at its own cost and expense, whether or not the award or awards, if any, shall be  sufficient  for the purpose,  shall  proceed  diligently to repair and restore any remaining part of the  Improvements  on the Premises not so taken so that the latter shall be a complete, rentable, self-contained architectural unit in good  condition and repair and  reasonably  comparable to the condition as it existed  immediately prior to such  condemnation.  In the event of any taking or condemnation as in this Section  provided,  the entire award or the aggregate of the separate awards to Landlord and Tenant,  as the case may be, shall belong to and be the sole  property  of  Landlord  without any claim on the part of Tenant
(Tenant  hereby  waiving  all  claims  for any  value for its  leasehold  or its interest  in this Lease or in the  Improvements  or  otherwise).  Subject to the provisions and limitations in this Article, Landlord agrees to make available so much of that portion of the awards  actually  received and held by Landlord,  if any, less all necessary and proper  expenses paid or incurred by Landlord or the holder of any Mortgage in the condemnation  proceedings,  as may be necessary to pay the cost of repairing  and  restoring  for use and occupancy the part of the
Improvements  not so  taken.  Such  repairs  and  restoration  shall  be done in accordance  with and subject to the  provisions  of Articles 7, 8 and 13 hereof.
Payments to Tenant as  aforesaid  shall be  disbursed in the manner set forth in
Articles 7 and 8 hereof. If the portion of the award made available by Landlord, as  aforesaid,  is  insufficient  for the  purpose  of paying for the repair and restoration,  Tenant  shall  nevertheless  be  required to repair and restore as aforesaid  at its own cost and expense  without any claim on the part of Tenant.
Any balance of the award remaining after repair and restoration is completed and paid  for shall be paid to Landlord. In no event shall there be any abatement or

                                       46

reduction of Rental by reason of any taking or condemnation of the kind referred to in this Section.

     Section 28.5  TEMPORARY  TAKING.  If the  temporary use of the whole or any part  of the  Premises  shall be taken at any time during the term of this Lease for any public or quasi-public purpose by any lawful power or authority,  by the exercise of the right of condemnation or eminent domain, or by agreement between
Tenant and those  authorized  to exercise  such right,  Tenant shall give prompt notice  thereof to  Landlord  and the term of this Lease shall not be reduced or affected  in any way and  Tenant  shall  continue  to pay in full the Rental and other sum or sums of money  and  charges  reserved  and  provided  to be paid by
Tenant, but the following shall be applicable:

               (i)  If the  award  or  awards  shall  be in  the  form  of  rent recoverable  in respect of such  taking and shall be payable in quarterly or more frequent installments,  Tenant shall be entitled  to make claim for and retain  such award or awards in the form of rent so payable,  provided this Lease is then in force and  effect  and so long as no  Default  shall have occurred hereunder;  provided,  however, that if such taking shall be for a period extending beyond the expiration of the then current term of this Lease and any additional terms for which this Lease shall have been renewed,  Landlord shall be entitled to receive such  installments  or portions  thereof attributable to the period after such expiration.

               (ii) If the  award  or  awards  shall be made in a lump sum or in installments  less frequently than quarterly,  such award or awards  shall  be  deposited  with  Landlord  and  shall  be disposed of as follows:

                    (A) If the  award or  awards  shall be made in a lump sum in advance, each such award shall be divided by the number of months included in the period of such  temporary  use or  occupancy  for which  such lump sum award is paid,  and an amount  equal to such quotient shall be applied by Landlord as Fixed Net Rent and other
               Rental pursuant to the applicable provisions of Article 3 of this
               Lease,  and provided  that this Lease is then in force and effect and that no Default  shall have occurred  hereunder,  any balance remaining from the amount  applicable to each such month shall be paid by Landlord to Tenant monthly;  provided,  however, that, if such taking shall be for a period extending beyond the expiration of the then current term of this Lease and any  additional  terms for which this Lease shall have been renewed,  Landlord  shall be entitled to receive and retain the  remaining  balance of the sum or sums  attributable  to the  period  of such  temporary  use or occupancy after the Expiration Date.

                    (B) If the  award or awards  shall be  payable  in  periodic installments less frequently than quarterly each such installment
               shall  be   divided  by  the  number  of  months  to  which  such
               installment is attributable, and an amount equal to such quotient shall be applied by Landlord  as Fixed Net Rent and other  Rental pursuant to the

                                       47

               applicable  provisions  of Article 3 of this Lease,  and provided that this  Lease is then in force and  effect and that no Default shall have occurred  hereunder,  any balance  remaining  from the amount applicable to each such month shall be paid by Landlord to
               Tenant monthly; provided,  however, that, if such taking shall be for a period  extending beyond the expiration of the then current term of this Lease and any  additional  term for which this Lease shall have been renewed Landlord shall be entitled to receive and retain all such  installments  payable  after such  expiration or attributable  to the period of such  temporary  use or  occupancy after the Expiration Date.

     Section 28.6 RIGHT TO COMPENSATION. In case of any governmental action, not resulting  in the taking or  condemnation  of any  portion of the  Premises  but creating a right to compensation therefor,  such as the changing of the grade of any street upon which the Premises abut, this Lease shall continue in full force and effect  without  reduction or  abatement  of Rental,  and the award shall be retained by Landlord as its sole property.

     Section 28.7 TENANT WAIVER OF RIGHTS.  In any and all proceedings  pursuant to which the Premises or any part thereof,  or the temporary use of the whole or any part thereof,  shall be so taken or condemned,  Tenant waives all claims for any value for Tenant's  leasehold  estate in the Premises and all claims for any compensation for the cost of construction or the value of the Improvements,  and
Tenant shall be entitled solely to the amounts,  if any,  payable to it pursuant to the  provisions  of this  Article 28. In each such  proceeding,  Landlord and
Tenant agree to execute any and all documents that may be required to facilitate collection of the award in such proceeding.  Landlord hereby  acknowledges  that
Leasehold  Mortgagee  shall have the right to participate on behalf of Tenant in any condemnation proceedings in which Tenant is entitled to participate.

                                   ARTICLE 29

                                 STREET WIDENING
                                 ---------------

     If at any time during the term of this Lease or of any  renewal  hereof any proceedings are instituted or orders made for the widening or other  enlargement of any street contiguous to the Premises, requiring removal of any projection or encroachment  on, under or above any such street,  or any changes or alterations upon the Premises, or in the sidewalks, curbs, gutters, vaults or appurtenances,
Tenant,  at  Tenant's  own cost and  expense,  will  promptly  comply  with such requirements,  and on Tenant's  failure to do so,  Landlord  may comply with the same, and the amount  expended  therefor,  and any interest,  fines,  penalties, architects'  fees,  counsel  fees,  or other  expenses  incurred  by Landlord in effecting  such  compliance  or by reason of the failure of Tenant so to comply, shall be additional  rent and shall be payable with the installment of Fixed Net
Rent next payable hereunder.  Tenant shall be permitted to contest in good faith any proceeding or order for street  widening,  provided that during the pendency of such  contest  Tenant  deposits  with  Landlord  security  in amount and form satisfactory  to Landlord for the  performance of the work required in the event that Tenant's contest should fail. In no

                                       48

event shall Tenant permit  Landlord to become liable for any criminal  violation as a result of  Tenant's  failure to promptly  comply with any of the  foregoing orders.

                                   ARTICLE 30

                       CERTIFICATES BY LANDLORD AND TENANT
                       -----------------------------------

     Section  30.1 TENANT.  Tenant  agrees at any time and from time to time (as may be reasonable) upon not less than twenty (20) days' prior notice by Landlord to execute,  acknowledge  and deliver to Landlord or to a designee of Landlord a statement in writing  certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications) and the dates to which the
Rental has  been-paid in advance,  if any,  the amount of security,  and stating whether or not to the best knowledge of the signer of such certificate  Landlord is in default in performance of any covenant,  agreement or condition  contained in this Lease and, if so,  specifying  each such default of which the signer may have knowledge.  Such statement may be relied upon by a holder of a Mortgage,  a prospective holder of a prospective Mortgage, prospective purchaser or purchaser of the Premises or any other party which may have an interest in the Premises or this Lease.

     Section 30.2  LANDLORD.  Landlord  agrees at any time and from time to time
(as may be reasonable but not more than twice in any given calendar year),  upon not less than twenty (20) days' prior  notice by Tenant to execute,  acknowledge and  deliver  to Tenant a  statement  in writing  certifying  that this Lease is unmodified  and  in  full  force  and  effect  (or  if  there  shall  have  been modifications  that the same is in full force and effect as modified and stating the  modifications)  and the dates to which the Rental has been paid in advance, if any, the amount of security, and stating whether or not to the best knowledge of the signer of such certificate Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge.  Such statement may be relied upon by a Leasehold  Mortgagee,  a prospective  Leasehold  Mortgagee,  an assignee of this Lease or a subtenant,  a  prospective  assignee or  prospective subtenant, or any other party which may have an interest in the Premises or this
Lease.

                                   ARTICLE 31

                              LANDLORD'S CONSENTS
                              -------------------

     31.01 NO WAIVER BY LANDLORD OF FUTURE CONSENTS. It is understood and agreed that the  granting  of any  consent by  Landlord to Tenant to perform any act of
Tenant  requiring  Landlord's  consent  under  the terms of this  Lease,  or the failure on the part of  Landlord  to object to any such  action  taken by Tenant without  Landlord's  consent,  shall not be deemed a waiver by  Landlord  of its rights to require such consent for any further similar act by Tenant, and Tenant hereby  expressly  covenants  and  warrants  that  as to all  matters  requiring
Landlord's  consent  under the terms of this  Lease,  Tenant  shall  secure such consent for each and every happening of

                                       49

the event requiring such consent,  and shall not claim any waiver on the part of
Landlord of the requirement to secure such consent.

     31.02  TENANT'S  REMEDIES.  If Tenant shall request  Landlord's  consent or approval  and  Landlord  shall fail or refuse to give such  consent or approval,
Tenant  shall not be entitled to any damages for any such  failure or refusal by
Landlord to grant its consent or approval,  and Tenant's  sole remedy to dispute
Landlord's  failure  or refusal to grant its  consent  or  approval  shall be an action for specific  performance  or injunction  and/or  damages  (provided that
Tenant shall be entitled to damages if and only if a final unappealable judgment from a court of competent jurisdiction is obtained against Landlord holding that
Landlord acted  maliciously and in bad faith in failing or refusing to grant its consent or  approval),  and such remedy shall be  available  only in those cases where  Landlord has expressly  agreed in writing not to  unreasonably - withhold its  consent  or  approval  or  where  as a  matter  of  law  Landlord  may  not unreasonably withhold its consent or approval.

                                   ARTICLE 32

                            SURRENDER AT END OF TERM
                            ------------------------

     Section  32.1  CONDITION OF PREMISES.  On the  Expiration  Date or upon any earlier  termination  of this Lease,  or upon an  re-entry by Landlord  upon the
Premises  pursuant to Article 27 hereof,  Tenant shall well and truly  surrender and deliver up to Landlord  the  Premises in good order,  condition  and repair, reasonable  wear  and  tear  excepted,  free  and  clear  of  all  lettings  and occupancies,  and free and clear of all liens and encumbrances other than those, if any,  existing at the date hereof or created by Landlord or subsequent owners of the Premises, without any payment or allowance whatever by Landlord.

     Section  32.2 TITLE TO  IMPROVEMENTS.  Title to the  Improvements  (and all
interests  appurtenant  thereto) shall thereupon  automatically vest in Landlord without the payment of any consideration therefor, and without the necessity for the  execution  and  delivery by Tenant of any  instrument  transferring  title.
Notwithstanding  the  foregoing,  Tenant  covenants  and  agrees  that  upon the expiration  or any  termination  of this Lease as  aforesaid,  Tenant shall upon
Landlord's  request execute,  acknowledge and deliver to Landlord any instrument
or  document   reasonably   requested  by  Landlord  to  confirm  title  to  the
Improvements and Available  Development  Rights (and  appurtenant  interests) in
Landlord,  and in the  event  that  Tenant  shall  fail or  refuse  to  execute, acknowledge or deliver any such  instrument or document  requested as aforesaid,
Landlord is hereby irrevocably appointed attorney-in-fact for Tenant to execute, acknowledge  and deliver any such  instrument or document in the name of Tenant.
Delivery of such  instrument  by Tenant shall not in any way obligate  Tenant to pay any real estate  transfer  taxes that may be imposed as a result of Tenant's delivery of said instrument.

     Section  32.3  DELIVERY  OF  RECORDS.  On the  Expiration  Date or upon any earlier termination of the Lease, or upon re-entry by Landlord upon the Premises pursuant  to Article 26  hereof,  Tenant  shall  deliver  to  Landlord  Tenant's executed counterparts of all subleases,

                                       50

occupancy,  license and concession  agreements,  and any service and maintenance contracts then affecting the Premises, true and complete maintenance records for the Premises, all original licenses and permits then pertaining to the Premises, the  then  existing  certificates  of  occupancy  for the  Improvements  and all warranties and guarantees then in effect which Tenant has received in connection with any work or services  performed or Equipment  installed in the Improvements together  with a duly  executed  assignment  thereof to Landlord,  all financial reports,  books and  records and any and all other  documents  of every kind and nature whatsoever relating to the Premises. Nothing herein contained shall be or be deemed to be a consent by Landlord  to any  sublease,  occupancy,  license or concession agreement for a term to expire after one day preceding the Expiration
Date.

     Section 32.4 DAMAGE CAUSED BY EQUIPMENT  REMOVAL.  Tenant and any subtenant may  remove  its  furniture,  trade  fixtures  and  business  equipment  on  the
Expiration Date or sooner  termination of this Lease but Tenant shall repair all damage  caused in such  removal  and shall  reimburse  Landlord  for all  costs, expenses and damages incurred by Landlord in repairing such damage consequent on
Tenant's  failure to make such repairs whether prior to or after the termination of this Lease.

                                   ARTICLE 33

                               NO ORAL AGREEMENTS
                               ------------------

     This Lease contains all the promises, agreements,  conditions,  inducements and  understandings  between  Landlord and Tenant relative to the Land and there are no promises, agreements, conditions, understandings, inducements, warranties or representations,  oral or written,  expressed or implied,  between them other than as herein set forth.

                                   ARTICLE 34

                                QUIET ENJOYMENT
                                ---------------

     Landlord  covenants that, if and so long as Tenant shall faithfully perform the agreements,  terms,  covenants and conditions  hereof,  Tenant shall and may
(subject, however, to the exceptions, reservations, terms and conditions of this
Lease)  peaceably and quietly have,  hold and enjoy the Land for the term hereby granted  without  molestation or disturbance by or from Landlord and free of any encumbrance created or suffered by Landlord, except those to which this Lease is subject and subordinate.

                                   ARTICLE 35

                        INVALIDITY OF CERTAIN PROVISIONS
                        --------------------------------

     If any term or  provision of this Lease or the  application  thereof to any person or circumstances  shall, to any extent, be invalid or unenforceable,  the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to

                                       51

which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 36

                               FINANCIAL REPORTS
                               -----------------

     Tenant shall  deliver to Landlord,  as soon as available but not later than
120 days after the end of each fiscal year of Tenant,  financial  statements  of
Tenant as of the end of and for such fiscal year,  all in reasonable  detail and setting forth in comparative  form the  corresponding  figures for the preceding fiscal  year  and  accompanied  by a  report  of  independent  certified  public
accountants  of  recognized   national  standing  stating  that  such  financial
statements  present  fairly  the  financial  position  of Tenant as of the dates indicated  and the  results  of its  operations  and  changes  in its  financial position  for the  periods  indicated  in  conformity  with  generally  accepted accounting  principles applied on a basis consistent with prior years (except as otherwise  specified in and  concurred  with in such report) and that such audit has been made in accordance with generally accepted auditing standards.

                                   ARTICLE 37

              [TENANT'S OPTION TO PURCHASE/LANDLORD'S SALE OPTION]
            --------------------------------------------------------

     Section 37.1 Intentionally Omitted.
                  ---------------------

     Section 37.2 TENANT PURCHASE OPTION OF PROPERTY.  Landlord hereby grants to
Tenant the option to purchase the Purchased Land, on not less than ten (10) days nor more than  sixty  (60) days  prior  written  notice to  Landlord  ("TENANT'S
EXERCISE  NOTICE") during the period commencing on the date hereof and ending on
October 31, 2006  ("TENANT'S  PURCHASE  OPTION").  The purchase of the Purchased
Land shall be for a purchase  price to Landlord  equal to (x) an amount equal to the Fixed Net Rent payable for the year in which Tenant consummates the Tenant's
Purchase  Option  divided by five percent (5%),  plus (y) an amount equal to all
transfer  taxes  and  other  closing  costs  (including,   without   limitation,
reasonable  attorneys' fees) incurred by Landlord,  as seller  ("TENANT'S OPTION
PRICE").

     Section 37.3  ADJOURNMENT.  If Tenant validly  exercises  Tenant's Purchase
Option,  Landlord shall transfer and convey or cause the transfer and conveyance of the  Purchased  Land to  Tenant in  accordance  with the  provisions  of this
ARTICLE 37, on the date set forth in the Tenant's  Exercise  Notice (the "OPTION
CLOSING  DATE"),  subject to a  reasonable  adjournment  by either  party not to exceed thirty (30) days.

     Section 37.4  TERMINATION.  The termination of this Lease prior to exercise of Tenant's  Purchase  Option  shall  terminate  all rights and  obligations  of
Landlord and Tenant under this Article.  Tenant's  Purchase  Option shall not be assignable except as part of this Lease.

                                       52

     Section 37.5 CONVEYANCE REQUIREMENTS.  The Purchased Land shall be conveyed by Landlord and purchased by Tenant subject to: (i) those  Permitted  Exceptions set  forth on  EXHIBIT  2  annexed  hereto,  (ii) the  standard  exceptions  and provisions  contained  in the form of  insuring  agreement  employed by Tenant's title company,  (iii) all matters arising out of this Lease and/or which are the responsibility  of Tenant  under  this Lease (eg.  taxes and  assessments)  (the
"EXCEPTIONS").  Landlord  shall  remove  liens it places of record or suffers to exist by its  actions.  Notwithstanding  anything  contained in this ARTICLE 37,
Landlord  shall not be  required to expend  more than Fifty  Thousand  ($50,000)
Dollars to remove any defect in or objection to title therefor, nor shall Tenant have any right of action against  Landlord  therefor,  at law or in equity,  for damages or specific  performance,  for  Landlord's  inability to convey title in accordance  with the terms of this Section.  Notwithstanding  the foregoing,  if
Landlord  shall be unable to give title or make  conveyance  subject only to the
Exceptions, Tenant may accept such title as Landlord is able to deliver, without abatement  of the  purchase  price,  any credit or  allowance of any kind or any claim or right of action against Landlord for damages or otherwise.

     Section 37.6 TENANT OBLIGATIONS. Upon the Option Closing Date, Tenant shall pay to Landlord,  in cash,  Tenant's  Option Price, as the case may be, together with all Rental and other sums then due and payable  hereunder to and  including such date of purchase, and shall deliver to Landlord:

          37.6.1 a certified copy of Tenant's organizational  documents and such resolutions  authorizing the purchase of the Land and all documents  required to be executed and delivered by Tenant in connection therewith; and

          37.6.2 an opinion  of  Tenant's  counsel  reasonably  satisfactory  to
Landlord in form and content and for the benefit of Landlord, its successors and assigns,  stating,  among  other  things that (1) Tenant is duly  organized  and authorized  to do  business in its state of  incorporation  and has the power to purchase the  Purchased  Land and execute any and all  documents  to  effectuate same,  (2) the purchase of the  Purchased  Land does not violate any  applicable provisions of the charter,  by-laws,  or any order,  judgment or decree to which
Tenant is bound or other documents  affecting  Tenant and all required  consents have been obtained,  (3) all documents  executed in connection with the purchase of the Purchased Land and which are delivered to Landlord,  when executed,  will constitute  valid and binding  obligations  of Tenant and will be enforceable in accordance with their respective terms; and

          37.6.3  a  mortgagee  title  policy  from a  title  insurance  company reasonably satisfactory to Landlord.

     Section 37.7 LANDLORD  OBLIGATIONS.  Upon the Option Closing Date, Landlord
shall deliver to Tenant:

     (i)  an  appropriate  bargain  and  sale  deed  without  covenants  against grantor's acts, without recourse or representation, and any assignment
          instruments,   without  recourse  or  representation,   necessary,  in
          Landlord's reasonable

                                       53

          judgment,  to convey  insurable  title to the Purchased  Land pursuant hereto; and

     (ii) a certification, pursuant to Section 1445 of the Internal Revenue Code of 1986,  as  amended,  that  Landlord,  as seller,  is not a "foreign person" within the meaning of said Section.

     Section 37.8 FAILURE TO CLOSE.  If Tenant fails to close on the purchase of the  Purchased  Land in  accordance  with this  ARTICLE 37 after the exercise by
Tenant of Tenant's Purchase Option,  Tenant shall pay Landlord,  within ten (10)
days of the Option  Closing Date (as same may have been  adjourned),  the sum of all costs and expenses,  including,  without limitation,  reasonable  attorneys'
fees,  that  Landlord  incurs as a result of  Tenant's  failure  to close on the purchase and in the event that Tenant,  on a later date,  exercises the Tenant's
Purchase Option, the Tenant's Option Price shall be increased by $100,000.

     Section 37.9 NO CLOSING ADJUSTMENTS. There shall be no closing adjustments, other - than for the Rental payable by Tenant  hereunder for the period in which the Option  Closing Date occurs and other  accrued  obligations  of Tenant under this Lease.  Upon the  completion  of the purchase  pursuant to this ARTICLE 37, this Lease shall  terminate,  and neither party shall have any further rights or obligations  to  the  other  hereunder,  except  with  respect  to  obligations, indemnities and  liabilities of Tenant  hereunder,  actual or contingent,  which have arisen on or prior to such date of purchase.

     Section 37.10 NO  CANCELLATION  OR RESCISSION.  In no event shall Tenant be entitled to cancel or rescind the exercise of its  respective  options nor shall
Tenant's  obligations  be  diminished  by reason of any damage,  destruction  or condemnation affecting the Land and the Improvements thereon prior to the Option
Closing Date with  respect  thereto.  Notwithstanding  the  foregoing,  upon the
Option  Closing Date,  Landlord  shall deliver to Tenant any casualty  insurance proceeds  or  condemnation  awards  collected  by  Landlord  on  account of said casualty or condemnation or shall assign its right to receive and settle same.

     Section 37.11 TAX DEFERRED EXCHANGE.

          37.11.1 Landlord may desire to make a qualified tax deferred  exchange of the Purchased Land (or such appropriate portion qualifying as real estate for such exchange,  which shall be referred to herein as the "REAL ESTATE PROPERTY")
for other property or properties of like kind pursuant to and in accordance with
Section  1031 of the  Internal  Revenue  Code of 1986 as amended,  the  Treasury
Income Tax Regulations  promulgated  thereunder and corresponding  provisions of state tax laws. If Landlord elects to effect a qualified tax deferred  exchange, then, and at no cost or expense to Tenant, Tenant agrees to reasonably cooperate with Landlord, pursuant to the terms as set forth herein, in closing the sale of the Real Estate  Property  as a like-kind  exchange  under  Section  1031 of the
Internal Revenue Code of 1986, as amended.

          37.11.2  Landlord and Tenant agree that Landlord shall (to effect this tax deferred  exchange)  substitute an intermediary  ("INTERMEDIARY")  to act in place of

                                       54

Landlord as the seller of the Real Estate Property.  The  Intermediary  shall be designated  in  writing  by  Landlord  to  Tenant.  Upon  identification  of  an
Intermediary   and  upon   Intermediary's   written   assumption  of  Landlord's
obligations  under this ARTICLE 37 (in form reasonably  satisfactory to Tenant),
Intermediary  shall be  substituted  for Landlord as seller upon the sale of the
Land.  Tenant agrees to accept the Land in accordance  with this ARTICLE 37 from
Intermediary  and to  render  its  performance  of all  of  its  obligations  to
Intermediary, provided that the rendering of such performance to Intermediary in lieu of Landlord shall not result in any material  additional  costs or expenses being incurred by Tenant. Tenant agrees that performance by Intermediary will be
treated  as  performance  by  Landlord,   and  Landlord   agrees  that  Tenant's
performance to Intermediary will be treated as performance to Landlord.

                                   ARTICLE 38

                                REPRESENTATIONS
                                ---------------

          Section 38.1 LANDLORD AND TENANT.  Landlord and Tenant  represent that they  have the  authority  to  execute  this  Lease and that the  covenants  and obligations shall be binding upon Landlord and Tenant.

                                   ARTICLE 39

                                     BROKER
                                     ------

     Tenant and Landlord covenants, warrants and represents to the other that no broker was  instrumental in bringing about or  consummating  this Lease and that
Tenant  and  Landlord  had no  conversations  or  negotiations  with any  broker concerning  the leasing of the Premises.  Tenant and Landlord agree to indemnify and hold harmless the other against and from any costs, expenses and liabilities
(including reasonable attorneys' fees and expenses) resulting from any breach of the covenant  and  warranty  contained  herein or its  misrepresentation  of the matters set forth herein.

                                   ARTICLE 40

                              INTENTIONALLY DELETED
                              ---------------------

                                   ARTICLE 41

                         ENVIRONMENTAL HAZARDS PROVISION
                         -------------------------------

     Section 41.1 TENANT REQUIREMENTS.  Tenant covenants and agrees that, during the term of this Lease, Tenant shall not:

                                       55

          41.1.1 cause or permit the  presence,  use,  generation,  manufacture, production,  processing,  installation,  release, discharge,  storage (including aboveground and underground storage tanks for petroleum or petroleum  products), treatment,  handling,  or disposal of any Hazardous Materials (as defined below)
(excluding  the  safe  and  lawful  use  and  storage  of  Hazardous   Materials
customarily  used in the operation and  maintenance of comparable  properties or for normal household purposes) on or under the Premises; or

          41.1.2  cause or permit  the  transportation  to,  from or across  the
Premises  of any  Hazardous  Material  (excluding  the safe and  lawful  use and storage of Hazardous Materials customarily used in the operation and maintenance of comparable  properties or for normal household  purposes and the transport of any contaminated soil on the Premises in compliance with all Hazardous Materials
Laws (as  defined  below) in  connection  with the  construction  of the Initial
Improvements); or

          41.1.3 cause or exacerbate any occurrence or condition on the Premises that is or may be in violation of Hazardous Materials Law.

(The matters  described  in (a), (b) and (c) above are referred to  collectively below as "PROHIBITED ACTIVITIES OR CONDITIONS.")

     Section 41.2 LANDLORD REPRESENTATIONS AND WARRANTIES.

          41.2.1 Landlord  hereby  represents and warrants to Tenant that to its knowledge  and except as set forth in the Site  Assessment  Report,  prepared by
______________,  for  the  Land  (i)  there  are no  underground  storage  tanks currently  located under the Land in violation of Hazardous  Materials Laws, and
(ii) there are no pending  actions or  proceedings  to which Landlord is a party and in respect of which  legal  papers  have been  served  upon  Landlord by any
Governmental  Authority or any other litigant in respect of Hazardous  Materials
Laws  affecting  the Land,  and (iii) it has not  received  any notice  from any
Governmental  Authority of violations of any Hazardous Materials Laws in respect of the Land.  Except as expressly set forth in this Section,  Landlord  makes no representation  or warranty as to the  existence  of  Prohibited  Activities  or
Conditions on or under the Land.  Furthermore,  Landlord  hereby notifies Tenant that it is Landlord's belief that the Existing Structure contains lead paint.

          41.2.2 Tenant shall take all reasonable  and prudent steps  (including but not  limited  to  reasonable  and  prudent  lease or  sublease  or  occupant provisions) to prevent its employees,  agents and contractors,  and all tenants, subtenants  and other  occupants on the Premises,  from  causing,  permitting or exacerbating  any Prohibited  Activities or Conditions.  Tenant shall not lease, sublease or permit the occupancy or use of the Premises to any tenant, subtenant or occupant that, in the ordinary course of its business, would cause, permit or exacerbate any Prohibited Activities or Conditions, and all leases and subleases shall provide that tenants and subtenants shall not cause,  permit or exacerbate any Prohibited Activities or Conditions.

     Section 41.3 NOTICE.  Tenant shall promptly  notify Landlord in writing of:
(i) the  occurrence of any  Prohibited  Activity or Condition on the Premises of
which Tenant shall have

                                       56

actual knowledge; (ii) Tenant's actual knowledge of the presence on or under any adjoining  property of any Hazardous  Materials which can reasonably be expected to have a material  adverse impact on the Premises or the value of the Premises, discovery of any  occurrence or condition on the Premises or any adjoining  real property  that  could  cause  any  restrictions  on  the  ownership,  occupancy, transferability or use of the Premises under Hazardous  Materials Law and Tenant shall cooperate with any inquiry from a Governmental Authority, and shall comply with any governmental or judicial order which arises from any alleged Prohibited
Activities or Conditions; (iii) receipt by Tenant of any claim, citation, notice of any pending or threatened suits,  proceedings,  orders, inquiries or opinions involving  the  Premises  from any  Governmental  Authority  which  alleges  the violation of any Hazardous  Materials  Law  ("GOVERNMENTAL  ACTIONS");  (iv) any
claim made or  threatened  by any third party  against  Tenant,  Landlord or the
Premises  relating to loss or injury  resulting from any Hazardous  Materials at the Premises.  Any such notice by Tenant shall not relieve  Tenant of, or result in a waiver of, any obligation of Tenant under this ARTICLE 41.

     Section 41.4 COSTS AND EXPENSES.  Tenant shall (i) pay, as additional rent, promptly  after  demand,  the  costs of any  environmental  audits,  studies  or investigations  (including  but not  limited to advice of legal  counsel)  which
Landlord incurs with respect to the Premises and (ii) remove and/or remediate in compliance  with all Hazardous  Materials Laws any Hazardous  Materials from the
Premises  in a manner in which a prudent  owner of similar  properties  would so remove and/or  remediate,  following a determination  in any such  environmental audits,  studies or investigations that there exist any Prohibited Activities or
Conditions  on or  under  the  Premises.  Tenant  authorizes  Landlord  and  its employees,  agents and contractors,  upon not less than fifteen (15) days' prior notice to Tenant (except in the case of an emergency as reasonably determined by
Landlord, where no notice shall be required), to enter onto the Premises for the purpose of conducting such environmental audits, studies and investigations. Any such costs and  expenses  incurred  by  Landlord  (including  but not limited to reasonable fees and expenses of attorneys and  consultants,  whether incurred in connection with judicial or  administrative  process or otherwise) which are due as provided  above in this Section and which Tenant fails to pay promptly  shall become  immediately due and payable and shall become  additional rent. Any costs which are  required  to be  reimbursed  by  Landlord  to Tenant  pursuant to the provisions of this Article 41 which are not paid within  fifteen (15) days after
Landlord's  receipt of  Tenant's  written  demand  therefor  accompanied  by any required statements,  information,  documents or other back-up materials,  shall bear interest  from and after the  expiration of such fifteen (15) day period at the Default Rate.

     Section  41.5  INDEMNIFICATION.  Tenant  shall  indemnify,  defend and hold harmless the  Indemnitees  from and against all  proceedings  (including but not limited to Governmental Actions), claims, damages, penalties, costs and expenses
(including  without  limitation  reasonable  fees and expenses of attorneys  and expert  witnesses,  investigatory  fees, and cleanup and  remediation  expenses, whether or not  incurred  within the context of the judicial  process),  arising directly or indirectly from (i) any breach of any representation,  warranty,  or obligation of Tenant  contained in this ARTICLE 41, or (ii) the existence of any
Prohibited  Activities or  Conditions on or under the Premises  which shall have been caused, permitted or suffered by Tenant after the date hereof.

                                       57

     Section  41.6  DEFINITION  OF  HAZARDOUS  MATERIAL.   The  term  "HAZARDOUS
MATERIAL(S),"  for  purposes  of this  Article 44 shall mean any  petroleum  and petroleum  products,  flammable  explosives,  radioactive  materials  (excluding radioactive  materials in smoke  detectors),  polychlorinated  biphenyls,  lead, asbestos in any form that is or could become friable,  hazardous waste, toxic or hazardous  substances  or  other  related  materials  whether  in the  form of a chemical, element, compound, solution, mixture or otherwise,  including, but not limited  to,  those  materials  defined as  "hazardous  substances,"  "extremely hazardous  substances,"  "hazardous  chemicals,"  "hazardous  materials," "toxic
substances,"   "solid  waste,"  "toxic  chemicals,"  "air  pollutants,"   "toxic
pollutants,"  "hazardous  wastes,"  "extremely  hazardous waste," or "restricted hazardous waste" by Hazardous  Materials Law or regulated by Hazardous Materials
Law in any manner whatsoever.

     Section 41.7  DEFINITION OF HAZARDOUS  MATERIALS  LAW. The term  "Hazardous
Materials Law(s)," for the purposes of this ARTICLE 41 means all federal, state, and local laws,  ordinances and regulations and standards,  rules,  policies and other binding  governmental  requirements now or hereafter  enacted or in force, and any court  judgments  applicable  to Tenant or to the  Premises  relating to industrial  hygiene or to environmental or unsafe  conditions or to human health including,  but not limited to, those relating to the  generation,  manufacture, storage, handling,  transportation,  disposal, release, emission or discharge of
Hazardous  Materials,  those in connection with the  construction,  fuel supply, power  generation and  transmission,  waste disposal or any other  operations or processes relating to the Premises, and those relating to the atmosphere,  soil, surface and ground water,  wetlands,  stream sediments and vegetation on, under, in or about the Premises.

     Section  41.8   REPRESENTATIONS   NOT   EXCLUSIVE.   The   representations,
warranties, covenants, agreements,  indemnities and undertakings of Landlord and
Tenant  contained  in this  Article 41 shall be in addition to any and all other obligations  and  liabilities  that  Landlord  and Tenant may have to each other under applicable law and elsewhere in this Lease.

     Section 41.9 REPRESENTATIONS TO SURVIVE.  The representations,  warranties, covenants, agreements,  indemnities and undertakings of Tenant contained in this
ARTICLE  41  shall  continue  and  survive   notwithstanding   the   assignment,
termination, or cancellation of this Lease except with respect to any Prohibited
Activities or Conditions  or violation of any of the  Hazardous  Materials  Laws
which  first  commences  and  occurs  after  the   assignment,   termination  or
cancellation of this Lease.

                                   ARTICLE 42

                                 MISCELLANEOUS
                                 -------------

     Section 42.1  CAPTIONS.  The captions of this Lease are for  convenience of reference  only and in no way define,  limit or describe  the scope or intent of this Lease or in any way affect this Lease.

                                       58

     Section 42.2 TABLE OF CONTENTS.  The table of contents preceding this Lease
(if any) is for the purpose of  convenience  of reference  only and is not to be deemed or construed in any way as part of this Lease or as supplemental  thereto or amendatory thereof.

     Section 42.3 NEUTRAL PRONOUN.  The use herein of the neutral pronoun in any reference  to  Landlord  or Tenant  shall be deemed to  include  any  individual
Landlord or Tenant,  and the use herein of the words "successors and assigns" or
"successors  or assigns"  of  Landlord or Tenant  shall be deemed to include the heirs, legal representatives and assigns of any individual Landlord or Tenant.

     Section 42.4 NO ORAL AMENDMENT,  JURISDICTION. This Lease cannot be changed or terminated orally, but only by an instrument in writing executed by the party against whom  enforcement of any waiver,  change,  modification  or discharge is sought. This Lease shall be governed by the laws of the State of New York.

     Section 42.5 SUCCESSION.  The agreements,  terms,  covenants and conditions herein  shall  bind and inure to the  benefit of  Landlord  and Tenant and their respective heirs, personal representatives,  successors and (except as otherwise provided herein) assigns.

     Section  42.6 NO MONEY  DAMAGES.  In no event  shall  Tenant be entitled to make, nor shall Tenant make any claim,  and Tenant hereby waives any claim,  for money  damages,  nor shall  Tenant  claim any money  damages  by way of  setoff, counterclaim  or  defense,  based  upon any claim or  assertion  by Tenant  that
Landlord  has  unreasonably  withheld  or  unreasonably  delayed  any consent or approval it is required to give  herein,  but  Tenant's  sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     Section 42.7 MULTI-TENANT  OBLIGATIONS.  If more than one party is named as or becomes  Tenant  hereunder,  Landlord may require the  signatures of all such parties  in  connection  with any  notice  to be given or  action to be taken by
Tenant  hereunder.  Each party named as Tenant  shall be fully liable for all of
Tenant's  obligations  hereunder.  Any notice by  Landlord to any party named as
Tenant  shall be  sufficient  and shall have the same force and effect as though given to all parties named as Tenant.

                                   ARTICLE 43

                              MEMORANDUM OF LEASE
                              -------------------

     On or after the date that Tenant commences to pay rent, Landlord and Tenant will,  upon  the  written  request  of the  other,  join in the  execution  of a memorandum of lease in form and  substance  reasonably  satisfactory  to each of them and in proper form for recordation. Tenant shall pay all costs of recording same.

                                       59

                                   ARTICLE 44

                                   NO MERGER
                                   ---------

     There shall be no merger of Landlord's estate in the Premises with Tenant's estate therein by reason of the fact that the same individual, partnership, firm or  corporation  or other  entity may  acquire or own such  estates  directly or indirectly.  No such merger  shall occur  until all  individuals,  partnerships, firms,  corporations  and other  entities  having any interest in such  estates, including  any  Leasehold  Mortgagee  and any  holder of a  Mortgage,  join in a written instrument effecting such merger and duly record such instrument.

                                       60

     IN WITNESS WHEREOF,  Landlord and Tenant have executed this Lease as of the day and year first above written.

                                         CATSKILL DEVELOPEMENT, L.L.C., Landlord

                                         By: /s/ Morad Tahbaz
                                            ------------------------------------
                                            Name:   Morad Tahbaz
                                            Title:  President

                                         MONTICELLO RACEWAY MANAGEMENT,
                                         INC., Tenant

                                         By: /s/ Clifford Ehrlich
                                            ------------------------------------
                                            Name:  Clifford Ehrlich
                                            Title:

                                       60